PROMISSORY NOTE



$10,000,000           July 14, 1997
                Baltimore, Maryland

     FOR VALUE RECEIVED, FRIENDCO
RESTAURANTS, INC., a corporation
organized and existing under the
laws of the State of Maryland (the
"Borrower") promises to pay to the
order of THE FIRST NATIONAL BANK OF
MARYLAND, a national banking
association (the "Lender") the
principal sum of TEN MILLION
DOLLARS ($10,000,000) (the
"Principal Sum"), or such sums
thereof as are outstanding from
time to time pursuant to the
Financing Agreement (hereinafter
defined) with interest thereon as
provided below.  Interest and
principal shall be payable in
lawful money of the United States,
which shall be legal tender in
payment of all debts and dues,
public and private, at the time of
payment.

     The term "Financing Agreement"
means the Loan Agreement dated the
same date as this Promissory Note
(as the Loan Agreement may be
amended, modified, restated,
substituted, extended and renewed
at any time and from time to time),
among the Borrower and the Lender.
Capitalized terms used herein and
not otherwise defined shall have
the same meanings as set forth in
the Financing Agreement.  This Note
is the "Note" defined in the
Financing Agreement and is subject
to all of the terms and conditions
contained therein.

     Interest on the outstanding
principal balance of this Note at
the Floating Rate and/or at any
Fixed Rate in effect from time to
time shall be payable monthly on
the fifth day of each month in each
calendar year.  The Principal Sum
shall be repaid in monthly
installments on the fifth day of
each month in accordance with the
provisions of the Financing
Agreement. In addition to monthly
payments of principal, the Borrower
shall make additional principal
payments in accordance with Section
2.1.5 of the Financing Agreement.
The outstanding principal balance
and all accrued and unpaid interest
thereon shall be due and payable in
full on July 13, 2002.

     The unpaid principal balance
of this Note shall bear interest at
the Floating Rate, except during
any period of time in which the
Fixed Rate has been selected in
accordance with the Financing
Agreement.

     Interest shall be charged
based on a 360-day year factor
applied to actual days elapsed.

     If a Default occurs and
continues beyond the applicable
cure periods (if any) set forth in
the Financing Agreement, the unpaid
principal balance of this Note
shall bear interest thereafter at a
rate of two percent (2%) per annum
in excess of the Index.  In
addition, any payment received more
than fifteen (15) days after its
due date will be subject to a late
charge in an amount equal to five
percent (5%) of the payment.

     All payments under this Note
will be made to the Lender as
provided in the Financing
Agreement.  All such payments
received by the Lender shall be
applied in accordance with the
Financing Agreement.

     Any portion of the Principal
Sum accruing interest at the
Floating Rate may be prepaid in
whole or in part at any time
without premium or penalty.  Any
portion of the Principal Sum
accruing interest at a Fixed Rate
may be prepaid in whole or in part
but subject to payment of the
prepayment fee described in the
Financing Agreement.

     If a Default occurs and
continues beyond the applicable
cure periods (if any) set forth in
the Financing Agreement, the unpaid
balance of the Principal Sum
together with interest thereon
shall, at the option of the Lender,
at once become and be due and
payable.

     If this Note is forwarded to
an attorney for collection after
the occurrence of an Event of
Default, the Borrower shall pay all
reasonable costs of collection,
including, without limitation,
court costs and reasonable
attorney's fees.

     Upon the occurrence of a
Default under the Financing
Agreement, the Borrower hereby
authorizes and empowers at any time
thereafter the clerk of court or
any attorney of any court of record
within the State of Maryland to
appear for the Borrower in any
court in one or more proceedings or
before any clerk or any other
officer thereof and to confess
judgment against the Borrower in
favor of the Lender and/or any
subsequent holder of this Note for
an amount equal to the total of (a)
the then unpaid principal balance
of this Note (whether then due or
not), (b) interest accrued thereon
and any premiums, (c) costs of
suit, and (d) attorney's fees of
$250,000.  The authority and power
to confess judgment herein
contained shall not be exhausted by
one or more exercises thereof, or
by an imperfect exercise thereof,
and shall not be extinguished by
any judgment entered pursuant
thereto.  Such authority and power
may be exercised on one or more
occasions, from time to time, in
the same or different
jurisdictions, as often as the
Lender or any subsequent holder
shall deem necessary or desirable
for all of which this Note shall be
sufficient warrant.

     In the event that any
provision (or any part of any
provision) contained in this Note
shall for any reason be held to be
invalid, illegal or unenforceable
in any respect, such invalidity,
illegality or unenforceability
shall not affect any other
provision (or remaining part of the
affected provision) of this Note,
but this Note shall be construed as
if such invalid, illegal or
unenforceable provision (or part
thereof) had never been contained
herein but only to the extent it is
invalid, illegal or unenforceable.

     The Borrower waives
presentment, protest and demand,
notice of protest, notice of demand
and of dishonor and non-payment of
this Note (provided that, this
paragraph shall in no manner limit
or affect any notice and cure
period the Borrower is entitled to
under the Financing Agreement), and
expressly agree that this Note or
any payment hereunder may be
extended from time to time without
in any way affecting the liability
of the Borrower.

     Time is of the essence of this
Note.

     This Note shall be governed
by, and construed in accordance
with, the Laws of the State of
Maryland.

     WITNESS the signature and seal
of the Borrower as of the day and
year first above written.

WITNESS OR ATTEST:                 FRIENDCO RESTAURANTS, INC.


/S/ D.J. Norman                       By: /S/ Charles C. McGuire III (Seal)
                                      Name:
                                      Title:



              GUARANTY


     THIS GUARANTY is dated
effective as of the 14th day of
July, 1997, by DAVCO RESTAURANTS,
INC., a Delaware corporation,
SOUTHERN HOSPITALITY CORPORATION, a
Tennessee corporation and MDF,
INC., a Delaware corporation,
jointly and severally (individually
a "Guarantor" and collectively, the
"Guarantors"), for the benefit of
THE FIRST NATIONAL BANK OF
MARYLAND, a national banking
association (the "Lender").

             RECITALS

     FRIENDCO RESTAURANTS, INC., a
Maryland corporation (the
"Borrower") has requested that the
Lender make a loan (the "Loan") to
it in the principal amount of
$10,000,000.  The Loan will be
(a) evidenced by the Borrower's
Promissory Note of even date hereof
(the "Note"), (b) governed by, and
subject to the terms and conditions
of, a Loan Agreement of even date
hereof (the "Financing Agreement")
between the Borrower and the
Lender, and (c) secured by a Pledge
Agreement of even date hereof (the
"Pledge Agreement") executed by
Davco for the benefit of the
Lender.  The Lender has agreed to
make the Loan, provided that, among
other things, the Guarantors
guarantee the repayment of the
Obligations (hereinafter defined)
by the execution of this Guaranty.

     NOW THEREFORE, in order to
induce the Lender to make the Loan,
and in consideration of the sum of
$10,000 in hand paid receipt of
which is hereby acknowledged, the
Guarantors jointly and severally
agree and covenant with the Lender
as follows:

     1.   Guaranty.  The Guarantors
jointly and severally hereby
unconditionally and irrevocably
guarantee to the Lender the full
and punctual payment and
performance of each and all of the
Obligations.  The term
"Obligations" means all present and
future debts, obligations and
liabilities of the Borrower to the
Lender arising pursuant to, and/or
on account of, the provisions of
the Note, the Financing Agreement
and any of the other Financing
Documents (hereinafter defined),
including, without limitation, the
obligations to: (a) pay all
principal (including, without
limitation, any principal advanced
after the date of this Guaranty and
any principal that is repaid and
readvanced), interest, late charges
and prepayment premiums (if any)
due at any time under the Note, and
(b) perform, observe and comply
with all of the terms, covenants
and conditions, expressed or
implied, which the Borrower is
required by the Note, the Financing
Agreement and any of the other
Financing Documents, to perform,
observe or comply with.

     2.   Representations and
Warranties.  The Guarantors jointly
and severally represent and warrant
to the Lender that:

          (a)  Review of Documents.
The Borrower or Guarantors, as the
case may be, have examined the
Note, the Financing Agreement, the
Pledge Agreement and all other
documents executed or to be
executed in conjunction with the
Loan (the Note, the Financing
Agreement, the Pledge Agreement and
such other documents are herein
sometimes called the "Financing
Documents").

          (b)  Binding Obligation.
This Guaranty constitutes the valid
and legally binding obligation of
the Guarantors and is fully
enforceable against the Guarantors
in accordance with its terms;
subject, however, to applicable
bankruptcy, insolvency, reorgan-
ization, moratorium and other
similar laws affecting creditors'
rights generally and the exercise
of judicial discretion in
accordance with general principles
of equity.

          (c)  Litigation.  There
are no proceedings pending or, so
far as the Guarantors know,
threatened before any court or
administrative agency which would
materially adversely affect the
financial condition of the
Guarantors or the authority of the
Guarantors to enter into, or the
validity or enforceability of, this
Guaranty.

          (d)  No Conflicting
Agreements.  There is (i) no
provision of any agreement or
contract binding on the Guarantors,
or any of them, or affecting any of
the property of the Guarantors, and
(ii) no law binding upon the
Guarantors, or any of them, or
affecting any of property of the
Guarantors, which would conflict
with or in any way prevent the
execution, delivery, or performance
of the terms of this Guaranty, or
which would be in default or
violated as a result of such
execution, delivery or performance.

          (e)  Tax Returns.  The
Guarantors have filed all required
federal, state and local tax
returns and have paid all taxes as
shown on such returns as they have
become due.  No claims have been
assessed and are unpaid with
respect to such taxes.

          (f)  Financial Condition.
The financial statements of the
Guarantors most recently submitted
to the Lender, if any, are true,
complete and correct in all
material respects, and fairly
represent the financial condition
of the Guarantors and the results
of the Guarantors' operations and
transactions as of the dates and
for the periods of such financial
statements, except for lack of
footnotes and subject to normal
year-end adjustments.  There are no
liabilities, direct or indirect,
fixed or contingent, matured or
unmatured, known or unknown, of the
Guarantors which are not reflected
therein.  There has been no
material adverse change in the
business, prospects, assets,
properties or condition (financial
or otherwise) of the Guarantors
between the date of such financial
statements and the date of this
Guaranty.

     3.   Subordination.  Any
indebtedness of the Borrower to the
Guarantors of every kind and
nature, whether now existing or
hereafter created, due or to become
due, direct or contingent, is
hereby subordinated to the payment
to the Lender of the Obligations.

     4.   Guaranty Unconditional.
The obligations and liabilities of
the Guarantors under this Guaranty
shall be absolute and
unconditional, irrespective of the
genuineness, validity, priority,
regularity or enforceability of the
Note or any of the other Financing
Documents or any other circumstance
which might otherwise constitute a
legal or equitable discharge of a
surety or guarantor.  The
Guarantors expressly agree that the
Lender may, in its sole and
absolute discretion, without notice
to or further assent of the
Guarantors and without in any way
releasing, affecting or in any way
impairing the obligations and
liabilities of the Guarantors
hereunder:

     (a)  waive compliance with, or
any defaults under, or grant any
other indulgences under or with
respect to any of the Financing
Documents;

     (b)  modify, amend, change or
terminate any provisions of any of
the Financing Documents;

     (c)  grant extensions or
renewals of or with respect to the
Note or any of the other Financing
Documents;

     (d)  effect any release,
subordination, compromise or
settlement in connection with any
of the Financing Documents;

     (e)  agree to the
substitution, exchange, release or
other disposition of any collateral
for the Loan or to the
subordination of any lien or
security interest therein;

     (f)  make advances for the
purpose of performing any term,
provision or covenant contained in
any of the Financing Documents with
respect to which the Borrower shall
then be in default;

     (g)  assign, pledge,
hypothecate or otherwise transfer
the Note, any of the other
Financing Documents or this
Guaranty or any interest therein;

     (h)  deal in all respects with
the Borrower as if this Guaranty
were not in effect; and

     (i)  effect any release,
compromise or settlement with any
other guarantor.

     5.   Guaranty of Payment.
This Guaranty is an absolute
guaranty of payment and not of
collectibility and is no way
conditioned or contingent: (a) upon
any attempt to collect from the
Borrower or any other person
primarily or secondarily liable for
the payment or performance of the
Obligations, and (b) upon recourse,
or attempted recourse, to or
against any security or collateral
for the Obligations.  This Guaranty
shall continue to be effective or
be reinstated, as the case may be,
if at any time any payment is
rescinded or must otherwise be
returned by the holder of the Note
upon the insolvency, bankruptcy, or
reorganization of the Borrower or
otherwise, all as though such
payment had not been made.

     6.   Waiver of Presentment,
Demand, etc.  Except for such
notices as are expressly provided
for herein or in the other
Financing Documents, the Guarantors
hereby waive presentment, demand
for payment, dishonor, notice of
non-payment and of dishonor of the
Obligations, notice of any default
under any of the Financing
Documents, notice of the creation
of the Obligations and notice of
acceptance of this Guaranty.

     7.   Subrogation.  The
Guarantors shall, to the extent of
any payments made by the Guarantors
pursuant to this Guaranty, be
subrogated to all rights of the
Lender as to all Obligations
payable by others with respect to
which such payments shall be made
by the Guarantors, but such right
of subrogation on the part of the
Guarantors shall be in all respects
subordinate to all rights and
claims of the Lender for all
payments which shall be or become
due and payable under any of the
Financing Documents.
Notwithstanding any provision of
this paragraph to the contrary, if
any of the Guarantors is or becomes
an "insider" (as defined from time
to time in Section 101 of the
Federal Bankruptcy Code) with
respect to the Borrower, then such
Guarantor irrevocably and
absolutely waives any and all
rights of subrogation,
contribution, indemnification,
reimbursement or any similar rights
against the Borrower with respect
to this Guaranty, whether such
rights arise under an express or
implied contract or by operation of
law.  It is the intention of the
parties hereto that none of the
Guarantors shall be deemed to be a
"creditor" (as defined in Section
101 of the Federal Bankruptcy Code)
of the Borrower by reason of the
existence of this Guaranty in the
event that the Borrower becomes a
debtor in any proceeding under the
Federal Bankruptcy Code.

     8.   Events of Default.  The
existence or occurrence of one or
more of the following events (the
"Events of Default") shall
constitute an Event of Default
hereunder: (a) the Guarantors fail
to promptly pay to the Lender all
sums due and payable to the Lender
by the Guarantors under and by
reason of this Guaranty; (b) the
Guarantors fail to perform or
comply with any of the terms of
this Guaranty (other than the
payment obligation described in
clause (a) above), and such failure
continues uncured for 30 days after
Notice (hereinafter defined) from
the Lender; (c) any representation
or warranty contained in this
Guaranty or made pursuant hereto
proves to have been false or
incorrect in any material adverse
respect on the date as of which
made; or (d) an Event of Default as
defined in the Financing Agreement
occurs.

     9.   Remedies.  Upon the
existence or occurrence of any
Event of Default, the entire unpaid
balance of the Obligations together
with any other sums due under this
Guaranty shall, at the Lender's
option, become immediately due and
payable.  In addition, the Lender
may exercise any other rights and
remedies provided to it by this
Guaranty or by law.

     10.  Costs and Expenses.  The
Guarantors shall pay to the Lender
on demand all reasonable documented
out-of-pocket costs and expenses
(including, without limitation,
reasonable attorney's fees and
court costs) incurred by or on
behalf of the Lender in endeavoring
to collect or enforce this
Guaranty; provided such endeavors
are authorized hereunder.

     11.  Confession of Judgment.
After an Event of Default
hereunder, the Guarantors jointly
and severally hereby authorize the
clerk of court or any attorney
designated by the Lender to appear
for the Guarantors in any court of
record and confess judgment against
the Guarantors for an amount equal
to the total of, (a) the amount of
the Obligations, (b) the costs and
expenses mentioned in Paragraph 10
above, (c) costs of suit, and
(d) attorney's fees of $250,000.
The authority and power to confess
judgment herein contained shall not
be exhausted by one or more
exercises thereof, or by an
imperfect exercise thereof, and
shall not be extinguished by any
judgment entered pursuant thereto.
Such authority and power may be
exercised on one or more occasions,
from time to time, in the same or
different jurisdictions, as often
as the Lender shall deem necessary
or desirable for all of which this
Guaranty shall be a sufficient
warrant.

     12.  Remedies Cumulative, etc.
Each right, power and remedy of the
Lender provided for in this
Guaranty or in any of the Financing
Documents or now or hereafter
existing at law or in equity or by
statute or otherwise shall be
cumulative and con-current and
shall be in addition to every other
right, power or remedy provided for
in this Guaranty or in any of the
Financing Documents or now or
hereafter existing at law or in
equity or by statute or otherwise,
and the exercise or beginning of
the exercise by the Lender of any
one or more of such rights, powers
or remedies shall not preclude the
simultaneous or later exercise by
the Lender of any or all such other
rights, powers or remedies.

     13.  No Waiver, etc.  No
failure or delay by the Lender to
insist upon the strict performance
of any term or condition of this
Guaranty or of any of the Financing
Documents, or to exercise any
right, power or remedy consequent
upon a breach thereof, shall
constitute a waiver of any such
term or condition or of any such
breach, or preclude the Lender from
exercising any such right, power or
remedy at any later time or times.
By accepting payment after the due
date of any amount payable under
this Guaranty or under any of the
Financing Documents, the Lender
shall not be deemed to waive the
right either to require prompt
payment when due of all other
amounts payable under this Guaranty
or under any of the Financing
Documents or to declare a default
for failure to make prompt payment
of any such other amount.

     14.  Term of Guaranty.  This
Guaranty shall continue in full
force and effect and shall not be
discharged or released until such
time as the Obligations and any
costs and expenses payable
hereunder by the Guarantors are
paid in full and the satisfaction
of such Obligations is not subject
to challenge or contest.  If all or
any portion of the Obligations are
satisfied and the Lender is
required for any reason to pay to
any person the sums used to satisfy
the Obligations, the Obligations
shall remain in effect and
enforceable to the extent thereof.

     15.  Assignment of Guaranty.
The Lender may sell, assign or
transfer to any person or persons
all or any part of the Obligations,
and each such person or persons
shall have the right to enforce
this Guaranty as fully as the
Lender, provided that, the Lender
shall continue to have the right to
enforce this Guaranty as to so much
of the Obligations that it has not
sold, assigned or transferred.

     16.  Notices.  Any notice
pursuant to this Agreement (a
"Notice") shall be given in
accordance with Section 7.3 of the
Financing Agreement.

     17.  Governing Law.  This
Guaranty shall be deemed made in,
and shall be governed in accordance
with the laws of, the State of
Maryland.

     18.  Waiver of Trial by Jury.
Each of the Guarantors and the
Lender hereby mutually waive trial
by jury in any action or proceeding
to which any of the Guarantors and
the Lender may be parties, arising
out of or in any way pertaining to
(a) this Guaranty, (b) the Loan, or
(c) the interpretation or
enforcement of the Financing
Documents.  It is agreed and
understood that this waiver
constitutes a waiver of trial by
jury of all claims against all
parties to such actions or
proceedings, including claims
against parties who are not parties
to this Guaranty.  This waiver is
knowingly, willingly and
voluntarily made by the Guarantors,
and each of the Guarantors hereby
represents that no representations
of fact or opinion have been made
by any individual to induce this
waiver of trial by jury or to in
any way modify or nullify its
effect.  Each of the Guarantors
further represents that the
Guarantors have been represented in
the signing of this Guaranty and in
the making of this waiver by
independent legal counsel, selected
of its own free will, and that it
has had the opportunity to discuss
this waiver with counsel.

     19.  Change, etc.  Neither
this Guaranty nor any term,
condition, covenant or agreement
hereof may be changed, waived,
discharged or terminated orally,
but only by an instrument in
writing by the party against whom
enforcement of the change, waiver,
discharge or termination is sought.

     20.  Terms Binding.  All of
the terms and conditions of this
Guaranty shall apply to, and be
binding upon, the Guarantors and
the Guarantors' respective
successors and permitted assigns.

     21.  Consent to Jurisdiction, etc.
     Each of the Guarantors
irrevocably submits to the
jurisdiction of any state or
federal court sitting in the State
of Maryland over any suit, action
or proceeding arising out of or
relating to this Guaranty.  Each of
the Guarantors irrevocably waives,
to the fullest extent permitted by
law, any objection that it may now
or hereafter have to the laying of
the venue of any such suit, action
or proceeding brought in any such
court and any claim that any such
suit, action or proceeding brought
in any such court has been brought
in an inconvenient forum.  Final
judgment in any such suit, action
or proceeding brought in any such
court shall be conclusive and
binding upon the Guarantors and may
be enforced in any court to the
jurisdiction of which the
Guarantors are subject, by a suit
upon such judgment, provided that
service of process is effected upon
the Guarantors in one of the
manners specified in this Section
or as otherwise permitted by law.
Each of the Guarantors hereby
irrevocably designates and appoints
John B. Ward, Jr., Esquire, Mason,
Ketterman & Morgan, 300 East
Lombard Street, Suite 1100,
Baltimore, Maryland  21202, as the
Guarantors' authorized agent to
receive on the Guarantor's behalf
service of any and all process that
may be served in any suit, action
or proceeding of the nature
referred to in this Section in any
state or federal court sitting in
the State of Maryland.  If such
agent shall cease so to act, the
Guarantors shall irrevocably
designate and appoint without delay
another such agent in the State of
Maryland satisfactory to the Lender
and shall promptly deliver to the
Lender evidence in writing of such
other agent's acceptance of such
appointment and its agreement that
such appointment shall be
irrevocable.  Each of the
Guarantors hereby consents to
process being served in any suit,
action or proceeding of the nature
referred to in this Section by (a)
the mailing of a copy thereof by
registered or certified mail,
postage prepaid, return receipt re-
quested, to the Guarantors at the
Guarantors' address designated in
or pursuant to Section 7.3 of the
Financing Agreement, and (b)
serving a copy thereof upon the
agent, if any, designated and
appointed by the Guarantors as the
Guarantors' agent for service of
process by or pursuant to this
Section.  Each of the Guarantors
irrevocably agrees that such
service shall be deemed in every
respect effective service of
process upon the Guarantor in any
such suit, action or proceeding,
and shall, to the fullest extent
permitted by law, be taken and held
to be valid personal service upon
the Guarantor.  Nothing in this
Section shall affect the right of
the Lender to serve process in any
manner otherwise permitted by law
or limit the right of the Lender
otherwise to bring proceedings
against any of the Guarantors in
the courts of any jurisdiction or
jurisdictions.

     22.  Severability.  If any
term or provision of this Guaranty
or the application thereof to any
person or circumstance shall to any
extent be invalid or unenforceable,
the remainder of this Guaranty, or
the application of such term or
provision to persons or
circumstances other than those as
to which it is invalid or
unenforceable, shall not be
affected thereby, and each term and
provision of this Guaranty shall be
valid and enforceable to the
fullest extent permitted by law.

     23.  Gender, etc.  Whenever
used herein, the singular number
shall include the plural, the
plural the singular and the use of
the masculine, feminine or neuter
gender shall include all genders.
Whenever used herein, the word
"person" or "persons" shall mean
and include a corporation, an
association, a partnership, an
organization, a business, an
individual, a government or
political subdivision or agency
thereof, or an estate or trust.

     24.  Headings.  The headings
in this Guaranty are for
convenience only, and shall not
limit or otherwise affect any of
the terms hereof.

     25.  Counterparts.  This
Guaranty may be executed in any
number of counterparts, each of
which shall be an original but all
of which, together, shall
constitute one and the same
instrument.

  IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be signed, sealed and delivered on the day and year first written above.

WITNESS OR ATTEST:                  DAVCO RESTAURANTS, INC.

/S/ D.J. Norman                     By: /S/ Charles C. McGuire III (Seal)
                                    Name:
                                    Title:


WITNESS OR ATTEST:                  SOUTHERN HOSPITALAITY CORPORATION

/S/ D.J. Norman                     By: /S/ Charles C. McGuire III (Seal)
                                    Name:
                                    Title:

WITNESS OR ATTEST:                  MDF, INC.

/S/ D.J. Norman                     By: /S/ Charles C. McGuire III (Seal)
                                    Name:
                                    Title:


                PLEDGE AGREEMENT

     THIS PLEDGE AGREEMENT (this
"Agreement") is made this 14th day
of July, 1997, by DAVCO
RESTAURANTS, INC., a corporation
organized under the laws of the
State of Delaware (the "Pledgor")
for the benefit of THE FIRST
NATIONAL BANK OF MARYLAND, a
national banking association (the
"Lender").

              RECITALS

     A.   Friendco Restaurants,
Inc., a Maryland corporation (the
"Borrower") has applied to the
Lender for a Term Loan in the
principal amount of $10,000,000
(the "Term Loan"), which Term Loan
is to be made pursuant to the
provisions of a certain Loan
Agreement of even date herewith by
and among the Borrower and the
Lender (the Loan Agreement,
together with any and all
amendments and modifications
thereto, renewals and extensions
thereof and substitutes therefor,
is herein referred to as the
"Financing Agreement").  The Term
Loan is to be evidenced by, and
repaid with interest in accordance
with the provisions of, a
Promissory Note of the Borrower of
even date hereof in the principal
amount of $10,000,000 (together
with any and all amendments and
modifications thereto, renewals and
extensions thereof and substitutes
therefor, is herein referred to as
the "Note").

     B.   The Lender has required,
as a condition to the making of the
Loan, that the Pledgor, together
with others, guarantee the
repayment of all of the Borrower's
obligations under the Note and
Financing Agreement and that the
Pledgor further secure the Loan by
the execution of this Agreement.

     C.   All capitalized terms
used in this Agreement and not
defined herein shall have the
meanings given to such terms in the
Financing Agreement.

     NOW, THEREFORE, in order to
induce the Lender to make the Term
Loan to the Borrower, the Pledgor
covenants and agrees with the
Lender as follows:

I.   SECURITY

     SECTION 1.01.  The Collateral.
As security for the prompt and full
performance of the Obligations (as
that term is defined in the
Financing Agreement) and of all
other obligations of the Borrower
to the Lender, the Pledgor hereby
pledges, assigns and grants to the
Lender a security interest in the
following property of the Pledgor
(collectively, the "Stock
Collateral"):

          (a)  100% of the shares
of the capital stock (the "Stock")
of the Borrower, all as further
described in EXHIBIT A attached
hereto and made a part hereof;

          (b)  All stock rights,
rights to subscribe, dividends
(including, but not limited to,
cash dividends, stock dividends,
dividends paid in stock and
liquidating dividends) and any
other rights and property interests
including, but not limited to,
accounts, contract rights,
instruments and general intangibles
arising out of or relating to the
Stock;

          (c)  All other or
additional stock or other
securities or property (including
cash) paid or distributed in
respect of the Stock by way of
stock-split, spin-off, split-up,
reclassification, combination of
shares or similar corporate
rearrangement;

          (d)  All other or
additional stock or other
securities or property (including
cash) which may be paid or
distributed in respect of the Stock
by reason of any consolidation,
merger, exchange of stock,
conveyance of assets, liquidation
or similar corporate
reorganization; and

          (e)  All proceeds (both
cash and non-cash) of the
foregoing, whether now or hereafter
arising under the foregoing.

     SECTION 1.02.  Rights of the
Lender in the Stock Collateral.
The Pledgor agrees that with
respect to the Stock Collateral the
Lender shall have all the rights
and remedies of a secured party
under the Uniform Commercial Code,
as well as those provided by law
and/or in this Agreement.  The
Pledgor covenants and agrees to
execute and deliver in recordable
form such financing statements and
other instruments and filings
(including blank stock powers) as
are necessary in the opinion of the
Lender to perfect such pledge,
assignments and security interests
in the Stock Collateral, with any
recordation of such financing
statements or assignments to be at
the expense of the Pledgor.
Notwithstanding the fact that the
proceeds of the Stock Collateral
constitute part of the Stock
Collateral, the Pledgor may not
dispose of the Stock Collateral, or
any part thereof.

     SECTION 1.03.  Rights of the
Pledgor in the Stock Collateral.
Except upon the occurrence of and
during the continuance of an  Event
of Default occurs hereunder, the
Pledgor shall be entitled to
receive all dividends and other
distributions which may be paid on
any stock assigned hereunder and
which are not otherwise prohibited
by the Financing Documents.  The
Pledgor agrees that no dividend or
distribution or other benefit with
respect to the Stock shall be
received, and no vote shall be cast
or shareholder's consent, waiver or
ratification given or action taken
by the Pledgor in the Pledgor's
capacity as shareholder of the
Stock, which would violate or be
inconsistent with any of the terms
and provisions of this Agreement,
the Financing Agreement or any of
the other Financing Documents or
which would materially impair the
position or interest of the Lender
in the Stock Collateral or dilute
the percentage of the stock of the
Borrower pledged to the Lender
hereunder.  Any cash dividend or
distribution payable in respect of
the stock pledged to the Lender
hereunder which represents, in
whole or in part a return of
capital or is in violation of this
Agreement or the other Financing
Documents shall be received by the
Pledgor in trust for the Lender,
shall be paid immediately to the
Lender and shall be retained by the
Lender as part of the Stock
Collateral.

II.  REPRESENTATIONS AND WARRANTIES

     To induce the Lender to make
the Term Loan to the Borrower
pursuant to the Financing
Agreement, the Pledgor represents
and warrants to the Lender as
follows:

     Section 2.01  The Stock
Collateral.  (a) The Pledgor is the
sole owner of all of the Stock
Collateral, free and clear of all
security interests, pledges, voting
trusts, liens and claims
whatsoever; (b) the stock assigned
as Collateral is subject to no
outstanding options, warrants or
other requirements with respect to
such stock; (c) the Pledgor has
good title to the Stock Collateral,
has full right, power and authority
to transfer the Stock Collateral
and perform all other obligations
required hereunder with respect to
the Stock Collateral and interests,
and has all voting rights in any
corporate matters as may be
represented by the Stock; and (d)
the stock assigned as Collateral
represents one hundred percent
(100%) of the stock of the
Borrower.

     Section 2.02 Power and
Authority.  The Pledgor has full
power and authority to execute and
deliver this Agreement and all
other documents, instruments and
certificates in connection with
this Agreement and the Obligations,
all of which have been duly
authorized by all proper and
necessary action.  No consent or
approval or of any public authority
is required as a condition to the
validity or enforceability of this
Agreement or any of the other
Financing Documents executed and
delivered by the Pledgor.
III. COVENANTS

     Until payment in full and the
performance of all of the
Obligations of the Borrower under
the Financing Documents and this
Agreement, the Pledgor covenants
and agrees with the Lender as
follows:

     SECTION 3.01.  Delivery of
Collateral.  The Pledgor shall
deliver to the Lender (a) the
certificates representing the
shares of the Stock, (b)
immediately upon its receipt of any
additional shares of stock in the
Borrower, the certificates
representing such additional shares
of stock, and (c) executed
irrevocable stock powers for all of
the assigned shares of stock
conferring upon the Lender the
right to sell, assign and transfer,
any or all of such shares of stock
upon any Event of Default.

     SECTION 3.02.  Defense of
Title and Further Assurances.  The
Pledgor shall defend, at its sole
expense, the title to the Stock
Collateral and any part thereof.
Further, the Pledgor shall
promptly, upon request by the
Lender, execute, acknowledge and
deliver any financing statement,
endorsement, renewal, affidavit,
deed, assignment, continuation
statement, security agreement,
certificate or other document as
may be required in order to
perfect, preserve, maintain,
protect, continue and/or extend the
lien and security interest of the
Lender under this Agreement and the
priority thereof.  The Pledgor
shall pay to the Lender upon demand
all taxes and documented out-of-pocket
costs and expenses
(including but not limited to
reasonable attorney's fees)
incurred by the Lender in
connection with the preparation,
execution, recording and filing of
any such document or instrument
mentioned aforesaid.

IV.  EVENTS OF DEFAULT

     The occurrence of any one or
more of the following events
(herein sometimes referred to as
"Events of Default") shall
constitute a default hereunder, and
all such Events of Default are
individually and collectively
included in the term "default" as
used herein:

          (a)  If a Default (as
defined therein) has occurred under
the Financing Agreement;

          (b)  If the Pledgor shall
fail to duly perform, comply with
or observe any of the terms,
conditions or covenants of this
Agreement, and such failure
continues uncured for thirty (30)
days after written notice thereof
from the Lender; or

          (c)  If any
representation or warranty
contained herein or any statement
or representation made by the
Pledgor or on behalf of and with
the knowledge of the Pledgor in any
report, opinion, financial
statement or certificate shall
prove to be false or incorrect in
any material respect on the date as
of which made.

V.   RIGHTS AND REMEDIES

     If any one or more Events of
Default shall occur, then in each
and every such case, the Lender at
its option may (but is not
obligated to) at any time
thereafter exercise and/or enforce
any of the following rights and
remedies:

     SECTION 5.0l.  Legal
Proceedings.  The Lender may
proceed to protect or enforce its
rights by an action or actions at
law or in equity or by any other
appropriate proceeding, whether for
the specific performance of any of
the covenants herein contained or
of any other agreement contained
herein, or for an injunction
against the violation of any of the
terms hereof, or in aid of the
exercise or execution of any right,
remedy or power granted herein or
by law.

     SECTION 5.02.  Rights of
Lender Concerning the Stock
Collateral.  The Lender may, upon
the occurrence and during the
continuance of an Event of Default,
and the Pledgor hereby appoints
irrevocably the Lender its
attorney-in-fact therefor, with
power of substitution, in the name
of the Lender or in the name of the
Pledgor or otherwise, for the use
and benefit of the Lender, but at
the cost and expense of the Pledgor
and without notice to the Pledgor,
(a) take any action and execute any
instruments which such attorney-in-fact
may deem necessary or
advisable to accomplish the
purposes of this Agreement, (b)
settle, extend, renew, compromise,
compound, exchange or adjust claims
or security in respect of any of
the Stock Collateral or of any
legal proceedings brought with
regard thereto, (c) make any
agreement with respect to any of
the Stock Collateral and otherwise
deal with the Stock Collateral, (d)
take control in any manner of any
cash or non-cash items of payments,
and (e) endorse the name of the
Pledgor upon any items of payment
for the Stock Collateral or any
Proof of Claim in bankruptcy
against the Pledgor, or any other
obligor under any of the Stock
Collateral.  This appointment as
attorney-in-fact is irrevocable and
coupled with an interest.

     SECTION 5.03.  Sale or Other
Disposition of Collateral.  Upon
the occurrence and during the
continuance of an Event of Default,
the Lender may sell or redeem the
Stock or other Collateral, or any
part thereof, in one or more sales,
at public or private sale,
conducted by any officer or agent
of, or auctioneer or attorney for,
the Lender, at the Lender's place
of business or elsewhere, for cash,
upon credit or future delivery, and
at such price or prices as the
Lender shall, in its sole
discretion, determine, and the
Lender may be the purchaser of any
or all of the Stock or other
Collateral so sold.  Further:

          (a)  The Pledgor
recognizes that the Lender may be
unable to effect a public sale of
all or a part of the Stock
Collateral by reason of certain
prohibitions contained in the
Securities Act of 1933, as amended,
and other applicable federal and
state statutes, rules and
regulations.  The Lender may,
therefore, in its discretion, at
any sale of the Stock Collateral
restrict the prospective bidders or
purchasers as to their number,
nature of business and investment
intention, including, without
limitation, a requirement that the
persons making such purchases
represent and agree to the
satisfaction of the Lender that
they are purchasing the Stock or
other securities for their account,
for investment, and not with a view
to the distribution or resale of
any thereof.  Upon any such sale or
redemption the Lender shall have
the right to deliver, assign and
transfer to the purchaser thereof
the Stock Collateral so sold.

          (b)  Each purchaser
(including the Lender) at any such
sale shall hold the Stock
Collateral so sold absolutely free
from any claim or right of
whatsoever kind of the Pledgor,
including, without limitation, any
equity or right of redemption of
the Pledgor, which the Pledgor
hereby specifically waives to the
extent it may lawfully do so.

          (c)  Any notice required
by law of any sale, public or
private, of all or any part of the
Stock Collateral shall be deemed in
all circumstances to have been
given in a commercially reasonable
manner if sent at least ten (10)
days prior to such sale by mail to
the Pledgor at its address last
known to the Lender.  At any such
sale the Stock Collateral may be
sold in one lot as an entirety or
in separate parcels.  The Lender
shall not be obligated to make any
sale pursuant to any such notice.
In case of any sale of all or any
part of the Stock Collateral on
credit or for future delivery, the
Stock Collateral so sold may be
retained by the Lender until the
selling price is paid by the
purchaser thereof, but the Lender
shall not incur any liability in
case of the failure of such
purchaser to take up and pay for
the Stock Collateral so sold, and
in case of any such failure, such
Collateral may again be sold under
and pursuant to the provisions
hereof. The Lender, as attorney-in-fact, pursuant to Section 5.02 hereof, may, in the name and stead of the Pledgor, make and execute all conveyances, assignments and transfers of the Stock Collateral sold pursuant to this Section. The
Pledgor shall, if so requested by
the Lender, ratify and confirm any
sale or sales by executing and
delivering to the Lender, or to
such purchaser or purchasers, all
such documents as may, in the
judgment of the Lender, be
advisable for the purpose.

     SECTION 5.04.  Costs and
Expenses.  The Pledgor shall pay on
demand all documented out-of-pocket
costs and expenses (including
actual attorney's fees reasonably
incurred), all of which shall be
deemed part of the Obligations,
incurred by and on behalf of the
Lender incident to any collection,
servicing, sale, disposition or
other action taken by the Lender
with respect to the Stock
Collateral or any portion thereof;
provided such action is authorized
hereunder.

     SECTION 5.05.  Application of
Proceeds of Sale.  Any proceeds of
any sale or other disposition of
the Stock Collateral may be applied
by the Lender first to the payment
of all unpaid costs and expenses
mentioned in Section 5.04 above,
and the balance, if any, shall be
applied by the Lender to the
payment of the Obligations in such
order as the Lender in the exercise
of its sole discretion may elect.
The Pledgor shall continue to be
liable for any deficiency after
such application and shall be
entitled to any surplus.

     SECTION 5.06.  Receipt
Sufficient Discharge to Purchaser.
Upon any sale or other disposition
of the Stock Collateral or any part
thereof, the receipt of the Lender
or other person making the sale or
disposition shall be a sufficient
discharge to the purchaser for the
purchase money, and such purchaser
shall not be obligated to see to
the application thereof.

     SECTION 5.07.  Remedies, etc.
Cumulative.  Each right, power and
remedy of the Lender as provided
for in this Agreement or in any of
the other Financing Documents or in
any related instrument or agreement
or now or thereafter existing at
law or in equity or by statute or
otherwise shall be cumulative and
concurrent and shall be in addition
to every other right, power or
remedy provided for in this
Agreement or in the other Financing
Documents or in any related
document, instrument or agreement
or now or hereafter existing at law
or in equity or by statute or
otherwise, and the exercise or
beginning of the exercise by the
Lender of any one or more of such
rights, powers or remedies shall
not preclude the simultaneous or
later exercise by the Lender of any
or all such other rights, powers or
remedies.

     SECTION 5.08.  No Waiver, etc.
No failure or delay by the Lender
to insist upon the strict
performance of any term, condition,
covenant or agreement of this
Agreement or of any of the other
Financing Documents or of any
related documents, instruments or
agreements, or to exercise any
right, power or remedy consequent
upon a breach thereof, shall
constitute a waiver of any such
term, condition, covenant or
agreement or of any such breach, or
preclude the Lender from exercising
any such right, power or remedy at
any later time or times.  By
accepting payment after the due
date of any amount payable under
this Agreement or under any of the
other Financing Documents or under
any related document, instrument or
agreement, the Lender shall not be
deemed to waive the right either to
require prompt payment when due of
all other amounts payable under
this Agreement or under any other
of the Financing Documents, or to
declare a default for failure to
effect such prompt payment of any
such other amount.

VI.  MISCELLANEOUS

     SECTION 6.0l.  Liability of
Lender.  Except for gross
negligence or willful misconduct,
the Lender shall be under no
liability for, and the Pledgor
hereby releases the Lender from,
all claims for loss or damage
caused by (a) the Lender's failure
to perform or collect any of the
Stock Collateral, or (b) the
Lender's failure to preserve or
protect any rights of the Pledgor
under the Stock Collateral.  In the
event the Lender enforces or seeks
to enforce any of the rights of a
shareholder under any of the Stock
Collateral, the Pledgor shall
immediately reimburse the Lender
for such costs and expenses
(including actual attorney's fees
reasonably incurred) so incurred
and payment of such sums shall be
secured by this Agreement.

     SECTION 6.02   Terms Binding.
All of the terms, conditions,
stipulations, warranties,
representations and covenants of
this Agreement, shall apply to and
be binding upon, and shall inure to
the benefit of the Pledgor and the
Lender and their respective
successors and assigns.

     SECTION 6.03   Subject to
Applicable Law.  All rights, powers
and remedies provided in this
Agreement may be exercised only to
the extent that the exercise
thereof does not violate any
applicable provision of law, and
are intended to be limited to the
extend necessary so that they will
not render this Agreement invalid,
illegal or unenforceable under the
provisions of any applicable law.
If any term of this Agreement shall
be held to be invalid, illegal or
unenforceable, the validity of the
other terms of this Agreement shall
not be affected thereby.

     SECTION 6.04   Gender, etc.
Whenever used herein, the singular
number shall include the plural,
the plural the singular and the use
of the masculine, feminine or
neuter gender shall include all
genders.

     SECTION 6.05   Headings.  The
Section headings in this Agreement
are for convenience only, and shall
not limit or otherwise affect any
of the terms hereof.

     SECTION 6.06   Notice.  Any
notice pursuant to this Agreement
shall be given in accordance with
Section 7.3 of the Financing
Agreement

     SECTION 6.07   Cross
Reference.     This Agreement is
one of the Security Documents
referred to in the Financing
Agreement.


     IN WITNESS WHEREOF, the
Pledgor has caused this Agreement
to be executed, sealed and
delivered, as of the day and year
first written above.

WITNESS OR ATTEST:                 DAVCO RESTAURANTS, INC.


/S/ D.J. Norman                       By:/S/ Charles C. McGuire III (SEAL)
                                      Name:
                                      Title:


                     EXHIBIT A


          Name                          Shares of Capital Stock

FRIENDCO RESTAURANTS, INC.               _______________________

             LOAN AGREEMENT

     THIS LOAN AGREEMENT (this
"Agreement") is made this 14th day
of July, 1997, by and between
FRIENDCO RESTAURANTS, INC., a
corporation organized and existing
under the laws of the State of
Maryland (the "Borrower") and THE
FIRST NATIONAL BANK OF MARYLAND, a
national banking association (the
"Lender").

                       R E C I T A L S :

     1.   The Borrower has
requested that the Lender make a
loan to the Borrower in the
principal amount of $10,000,000
(the "Loan").

     2.   The Lender has agreed to
do so subject to the terms and
conditions set forth in this
Agreement.

     NOW, THEREFORE in
consideration of the premises and
of the mutual covenants and
conditions contained herein, the
Borrower and the Lender agree as
follows:

        ARTICLE I

        DEFINITIONS

          SECTION 1.1.  Certain
Defined Terms.  As used in this
Agreement, the terms defined in the
Preamble and Recitals hereto shall
have the respective meanings
specified therein, and the
following terms shall have the
following meanings:

          "Adjusted Libor Rate" has
the meaning set forth in Section
2.1.4(d).

          "Affiliate" means, with
respect to the Borrower, any
Person, directly or indirectly
controlling, directly or indirectly
controlled by, or under direct or
indirect common control with the
Borrower or any Subsidiary.

          "Agreement" means this
Loan Agreement and all amendments,
modifications and supplements
hereto which may from time to time
become effective in accordance with
the provisions of Section 7.1
hereof.

          "Applicable Margin" has
the meaning set forth in Section
2.1.4.(b).

          "Applicable Rate" has the
meaning set forth in Section
2.1.6(b).

          "Assessment Rate" has the
meaning set forth in Section
2.1.4(d).


          "Bankruptcy Code" means
the United States Bankruptcy Code,
as amended from time to time.

          "Business Day" means any
day other than a Saturday, Sunday
or other day on which commercial
banks in the State of Maryland are
authorized or required to close.

          "Closing Date" means the
date of this Agreement.

          "Commonly Controlled
Entity" means an entity, whether or
not incorporated, which is under
common control with the Borrower
within the meaning of Section
414(b) or (c) of the  Internal
Revenue Code.

          "Default" has the meaning
described in Article VI.

          "Enforcement Costs" means
all documented out-of-pocket
expenses, charges, costs and fees
whatsoever (including, without
limitation, reasonable attorney's
fees and documented out-of-pocket
expenses) of any nature whatsoever
paid or incurred by or on behalf of
the Lender in connection with the
collection or enforcement of any or
all of the Obligations, this
Agreement, the Note, the Security
Documents and/or any of the other
Financing Documents, and (b) the
monitoring, administration,
processing or servicing of any or
all of the Obligations.

          "ERISA" means the
Employee Retirement Income Security
Act of 1974, as amended from time
to time.

          "Event of Default" means
an event which, with the giving of
notice or lapse of time, or both,
could or would constitute a Default
under the provisions of this
Agreement.

          "Fees" means collectively
the Facility Fee, the Loan Fee and
the Agency Fee, as described in
Sections 5.1.15, 5.1.16 and 5.1.17,
respectively.

          "Financing Documents"
means at any time collectively this
Agreement, the Note, the Guaranty,
the Security Documents and any
other instrument, agreement or
document previously, simultaneously
or hereafter executed and delivered
by the Borrower, and/or any other
Person, singly or jointly with
another Person or Persons, evidenc-
ing, securing, guarantying or in
connection with any of the Obliga-
tions and/or in connection with
this Agreement, the Note, and/or
the Loan.

          "Fiscal Year" means each
twelve (12) month period ending on
the fourth Saturday in each
September of each calendar year, or
such other fiscal year period as
may be approved by the Lender.

          "Fixed or Capital Assets"
of a Person at any time means all
assets of such Person which would,
in accordance with GAAP, be
classified as property, plant and
equipment at such date.

          "Fixed Rate" has the
meaning set forth in Section 2.1.4.

          "Floating Rate" has the
meaning set forth in Section 2.1.4.

          "Friendly's" means
Friendly's Ice Cream Corporation, a
Massachusetts corporation, its
successors and assigns.

          "GAAP" means generally
accepted accounting principles in
the United States of America in
effect from time to time.

          "Governmental Authority"
means any nation or government, any
state or other political
subdivision thereof and any entity
exercising executive, legislative,
judicial, regulatory or
administrative functions of or
pertaining to government.

          "Guarantors" means Davco
Restaurants, Inc., a Delaware
corporation, Southern Hospitality
Corporation, a Tennessee
corporation and MDF, Inc., a
Delaware corporation, their
respective successors and assigns.

          "Guaranty" means the
Guaranty of the Loan of even date
hereof executed by the Guarantors.

          "Hazardous Materials"
means (a) any "hazardous waste" as
defined by the Resource
Conservation and Recovery Act of
1976, as amended from time to time,
and regulations promulgated there-
under; (b) any "hazardous
substance" as defined by the
Comprehensive Environmental
Response, Compensation and
Liability Act of 1980, as amended
from time to time, and regulations
promulgated thereunder; (c) any
substance the presence of which on
any property now or hereafter owned
or acquired by the Borrower or any
Subsidiary is prohibited by any Law
similar to those set forth in
clauses (a) or (b) of this defini-
tion; and (d) any other substance
which by Law requires special
handling in its collection,
storage, treatment or disposal;
provided that "Hazardous Materials"
does not include substances
commonly used in the operation of a
restaurant so long as such
substances are stored, used and
disposed of in accordance with all
applicable laws and regulations.

          "Hazardous Materials
Contamination" means the contamin-
ation (whether presently existing
or occurring after the date of this
Agreement) by Hazardous Materials
of any property owned, operated or
controlled by the Borrower or any
Subsidiary or for which the
Borrower or any Subsidiary has
responsibility, including, without
limitation, improvements,
facilities, soil, ground water, or
air or other elements on, or of,
any property now or hereafter owned
or acquired by the Borrower or any
Subsidiary, and any other
contamination by Hazardous
Materials for which the Borrower or
any Subsidiary is, or is claimed to
be, responsible.

          "Indebtedness" of a
Person, at any time, means the
total liabilities of such Person at
such time determined in accordance
with GAAP.

          "Indebtedness for
Borrowed Money" of a Person, at any
time means the sum at such time of
(a) indebtedness of such Person for
borrowed money or for the deferred
purchase price of property or
services, (b) any obligations of
such Person in respect of letters
of credit, banker's or other
acceptances or similar obligations
issued or created for the account
of such Person, (c) Lease
Obligations of such Person which
have been or should be, in
accordance with GAAP, capitalized
on the books of such Person, (d)
all liabilities secured by any Lien
on any property owned by such
Person, to the extent attached to
such Person's interest in such
property, even though such Person
has not assumed or become liable
for the payment thereof, and (e)
any obligation of such Person or a
Commonly Controlled Entity to a
Multiemployer Plan; but excluding
trade and other accounts payable in
the ordinary course of business in
accordance with customary trade
terms and which are not overdue (as
determined in accordance with
customary trade practices) or which
are being disputed in good faith by
such Person and for which adequate
reserves are being provided on the
books of such Person in accordance
with GAAP.

          "Index" has the meaning
described in Section 2.1.4(d).

          "Interest Period" has the
meaning set forth in Section
2.1.4(d).

          "Internal Revenue Code"
means the Internal Revenue Code of
1986, as amended from time to time,
and the Income Tax Regulations
issued and proposed to be issued
thereunder.

          "Laws" means all
ordinances, statutes, rules,
regulations, orders, injunctions,
writs, or decrees of any
Governmental Authority or political
subdivision or agency thereof, or
any court or similar entity
established by any thereof.

          "Lease Obligations" of a
Person for a particular period
means the aggregate amount of
payments required to be made by
such Person for such period under
leases for real and/or personal
property (net of rent from
subleases thereof, but including
taxes, insurance, maintenance and
similar expenses which the lessee
is obligated to pay under the terms
of said leases, except to the
extent that such taxes, insurance,
maintenance and similar expenses
are payable by sublessees),
including any such payments under
leases that should be, in
accordance with GAAP, capitalized.

          "Liabilities" means, at
any time, all liabilities that
should, in accordance with GAAP
consistently applied, be classified
as liabilities on a consolidated
balance sheet of the Borrower and
its Subsidiaries.

          "Libor Index Rate" has
the meaning set forth in Section
2.1.4(d).

          "Libor Rate" has the
meaning set forth in Section
2.1.4(d).

          "Lien" means any
mortgage, deed of trust, deed to
secure debt, grant, pledge,
security interest, assignment,
encumbrance, judgment, lien or
charge of any kind, whether
perfected or unperfected, avoidable
or unavoidable, including, without
limitation, any conditional sale or
other title retention agreement,
any lease in the nature thereof,
and the filing of or agreement to
give any financing statement under
the Uniform Commercial Code of any
jurisdiction, excluding the
precautionary filing of any
financing statement by any lessor
in a true lease transaction, by any
bailor in a true bailment
transaction or by any consignor in
a true consignment transaction
under the Uniform Commercial Code
of any jurisdiction or the
agreement to give any financing
statement by any lessee in a true
lease transaction, by any bailee in
a true bailment transaction or by
any consignee in a true consignment
transaction.

          "Line of Credit" has the
meaning set forth in Section 5.2.5.

          "Multiemployer Plan"
means a Plan which is a
multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

          "Note" means the
Promissory Note evidencing the
Loan, a copy of which is attached
hereto as Exhibit "A."

          "Obligations" means all
present and future debts,
obligations, and liabilities,
whether now existing or
contemplated or hereafter arising,
of the Borrower to the Lender
under, arising pursuant to, in
connection with and/or on account
of the provisions of this Agree-
ment, the Note, the Security
Documents and any of the other
Financing Documents, including,
without limitation, the principal
of, and interest on, the Note, late
charges, Enforcement Costs, and
prepayment penalties (if any).

          "PBGC" means the Pension
Benefit Guaranty Corporation.

          "Person" means an
individual, a corporation, a part-
nership, a joint venture, a trust,
an unincorporated association, a
government or political subdivision
or agency thereof or any other
entity.

          "Plan" means any pension
plan which is covered by Title IV
of ERISA and in respect of which
the Borrower or a Commonly
Controlled Entity is an "employer"
as defined in Section 3 of ERISA.

          "Pledge Agreement" means
the Pledge Agreement of even date
hereof executed by Davco
Restaurants, Inc. to secure the
Loan.

          "Post-Default Rate" means
the floating rate equal at all
times to two percent (2%) per annum
in excess of the Index.
          "Prime Rate" has the
meaning set forth in Section
2.1.4(d).

          "Reportable Event" means
any of the events set forth in
Section 4043(b) of ERISA or the
regulations thereunder.

          "Reserve Percentage" has
the meaning set forth in Section
2.1.4(d).

          "Responsible Officer"
means the chief executive officer
of the Borrower or the president or
any executive vice president of the
Borrower or, with respect to
financial matters, the chief
financial officer of the Borrower.

          "Security Documents"
means the Pledge Agreement and any
other documents now or hereafter
executed to secure the Loan.

          "Science Center Advance"
has the meaning set forth in
Section 2.1.1.

          "Subsidiary" means any
corporation the majority of the
voting shares of which at the time
are owned directly by the Borrower
and/or by one or more Subsidiaries
of the Borrower; "Subsidiaries"
mean each Subsidiary of the
Borrower.

          "Taxes" means all taxes
and assessments whether general or
special, ordinary or extraordinary,
or foreseen or unforeseen, of every
character (including all penalties
or interest thereon), which at any
time may be assessed, levied,
confirmed or imposed by any
Governmental Authority on the
Borrower or any of its properties
or assets or any part thereof or in
respect of any of its franchises,
businesses, income or profits.

          "Wholly Owned Subsidiary"
means any domestic United States
corporation all the shares of stock
of all classes of which (other than
directors' qualifying shares) at
the time are owned directly or
indirectly by the Borrower and/or
one or more Wholly Owned
Subsidiaries of the Borrower.

          SECTION 1.2.  Accounting
Terms and Other Definitional
Provisions.  Unless otherwise
defined herein, as used in this
Agreement and in any certificate,
report or other document made or
delivered pursuant hereto,
accounting terms not otherwise
defined herein, and accounting
terms only partly defined herein,
to the extent not defined, shall
have the respective meanings given
to them under GAAP.  Unless
otherwise defined herein, all terms
used herein which are defined by
the Maryland Uniform Commercial
Code shall have the same meanings
as assigned to them by the Maryland
Uniform Commercial Code unless and
to the extent varied by this
Agreement.  The words "hereof",
"herein" and "hereunder" and words
of similar import when used in this
Agreement shall refer to this
Agreement as a whole and not to any
particular provision of this
Agreement, and section, subsection,
schedule and exhibit references are
references to sections or
subsections of, or schedules or
exhibits to, as the case may be,
this Agreement unless otherwise
specified.  As used herein, the
singular number shall include the
plural, the plural the singular and
the use of the masculine, feminine
or neuter gender shall include all
genders, as the context may
require. Reference to any one or
more of the Financing Documents and
any of the Financing Documents
shall mean the same as the
foregoing may from time to time be
amended, restated, substituted,
extended, renewed, supplemented or
otherwise modified.

      ARTICLE II

     THE LOAN

     SECTION 2.1.  Terms of the Loan.

          Section 2.1.1. Use of
Proceeds.  The proceeds of the Loan
will be applied to payment of the
acquisition cost for operating
rights of 35 Friendly's restaurants
in Maryland, Delaware and Northern
Virginia. The Loan shall be
advanced as follows: (a) $9,250,000
shall be advanced as of the Closing
Date to be applied to payment of
the acquisition cost for the
operating rights of 34 Friendly's
restaurants in Maryland, Delaware
and Northern Virginia and (b)
$750,000 shall be advanced upon the
Lender receiving evidence
satisfactory to it that upon
payment of the acquisition costs,
the Borrower shall obtain the
operating rights to the Friendly's
restaurant situate in the Maryland
Science Center (the "Science Center
Advance"). Any additional moneys in
excess of Loan proceeds necessary
to pay any such acquisition costs
must be paid by the Borrower from
its own funds on the Closing Date
and on the date of acquisition of
the rights to the Maryland Science
Center location.  Such additional
moneys must be paid from cash
sources of the Borrower and may not
be borrowed.

          Section 2.1.2.
Collateral.  The Loan is secured by
a first lien assignment of, and
pledge of, 100% of the stock of the
Borrower pursuant to the Pledge
Agreement.

          Section 2.1.3  Guaranty.
The Loan is guaranteed by the
Guarantors pursuant to the
Guaranty.

          Section 2.1.4. Interest
Rate.

               (a)  Upon election
made by the Borrower, amounts
outstanding under the Loan shall
bear interest at either:  (i)  a
floating rate per annum (the
"Floating Rate") equal at all times
to the Index (hereinafter defined),
or (ii) a fixed rate (the "Fixed
Rate") equal to the Adjusted LIBOR
Rate, plus the Applicable Margin
(determined and defined in the
manner set forth in subparagraph
(b) below) in effect at the
commencement of the respective
Interest Period (hereinafter
defined).

               (b)  The "Applicable
Margin" shall be (i) 150 basis
points per annum through July 1,
1998, and (ii) commencing July 2,
1998 and continuing thereafter for
the term of the Loan, (A) 125 basis
points per annum if the Borrower's
EBITDA to Liabilities Ratio
(defined in and determined in
accordance with Section 5.1.13 of
this Agreement as applied to the
Borrower individually and not on a
consolidated basis) for any fiscal
quarter of the Borrower is less
than .20 to 1.0 for the quarter, or
(B) 150 basis points per annum if
the Borrower's EBITDA to
Liabilities Ratio (defined in and
determined in accordance with
Section 5.1.13 of this Agreement as
applied to the Borrower
individually and not on a
consolidated basis) is equal to or
greater than .20 to 1.0.

          The Applicable Margin
shall be subject to adjustment
quarterly based on the Borrower's
then most recent quarterly
financial information furnished to
the Lender in compliance with
Section 5.1.1 below and shall be
computed in detail in a certificate
signed by the chief financial
officer as part of the Borrower's
quarterly compliance certificate
referred to in Section 5.1.1 below.
Any change in the Applicable Margin
shall be effective five (5)
business days after the Lender
receives the financial information
and certificate and, until a
further change in the Applicable
Margin is required, shall apply to
those Interest Periods commencing
thereafter, but shall not change
Interest Periods then in effect.

               (c)  Obligations
under the Loan which do not bear
interest at a Fixed Rate shall bear
interest at a Floating Rate.

               (d)  As used in this
Agreement, the following terms have
the meanings indicated:

  "Adjusted LIBOR Rate" means the LIBOR Rate as adjusted in accordance with, and pursuant to, the following formula:

     LIBOR Rate + Assessment Rate,
     ____________________________
     100% - Reserve Percentage

               "Assessment Rate"
     means the rate (expressed as a
     percentage) as determined by
     the Lender to be the net
     annual  assessment rate
     (rounded upward, if necessary
     to the next 1/100 of 1%)
     payable to the Federal Deposit
     Insurance Corporation (or any
     successor agency or entity
     performing substantially the
     same or similar functions) for
     insuring non-personal deposits
     of institutions insured by the
     Federal Deposit Insurance
     Corporation.
               "Index" means the
     LIBOR Index Rate or the Prime
     Rate, as elected by the
     Borrower from time to time.

               "Interest Period"
     means a 1, 2, 3 or 6 month
     period.

               "LIBOR Index
     Rate" means the floating
     rate per annum equal at
     all times to the
     Applicable Margin in
     excess of the Adjusted
     LIBOR Rate for a 30 day
     Interest Period,
     determined and adjusted
     daily.

               "LIBOR Rate" means
     the London Interbank Offered
     Rate as quoted by the Lender
     for the period corresponding
     to the term of the Interest
     Period selected by the
     Borrower two (2) business days
     prior to the date the Interest
     Period in question will
     commence.

               "Prime Rate" means
     the rate announced by the
     Lender from time to time as
     its "prime rate" (which does
     not represent the lowest rate
     charged by the Lender to any
     borrower or class of
     borrowers).

               "Reserve Percentage"
     means the total of the maximum
     reserve percentages (expressed
     as a percentage), including
     but not limited to, marginal,
     emergency, supplemental,
     special and other reserve
     percentages, as determined by
     the Lender to be prescribed by
     the Board of Governors of the
     Federal Reserve System under
     Regulation D or otherwise in
     determining the reserves to be
     maintained by member banks of
     the Federal Reserve System for
     "Eurocurrency Liabilities"
     (the Lender acknowledges that
     current regulations do not
     require reserves against
     "Eurocurrency Liabilities").

               (e)  The Borrower
may elect to have a Fixed Rate
apply to portions of the Loan of
$500,000 or more.  Each election of
the Fixed Rate must be made in
writing or by telephonic notice
followed by written notice (which
may be by facsimile transmission)
signed by a Responsible Officer,
must be received by the Lender no
less than one (1) business day
prior its effective date, and must
specify the Interest Period for
which the applicable Fixed Rate
will be in effect.  No more than
five (5) Fixed Rate may be in
effect at any one time.

          Section 2.1.5  Payments.
Interest on the Loan shall be
payable monthly on the fifth day of
each month after the Closing Date.
Principal shall be repaid in
accordance with a ten year,
straight line amortization.
Principal payments shall be due and
payable monthly on the fifth day of
each month after the Closing Date
in the amount of $77,083.33 each
until such time as the Science
Center Advance is made, at which
time the principal payment amount
shall increase to $83,333.33.  In
addition to such monthly principal
payments, the Borrower must pay to
the Lender the lesser of ten
percent (10%) of its Excess Cash
Flow (hereinafter defined) or
$750,000 for each of its Fiscal
Years for application as a
prepayment of the principal of the
Loan.  Such payment of Excess Cash
Flow must be made within one
hundred twenty (120) days after the
end of each Fiscal Year.  "Excess
Cash Flow", as calculated for each
Fiscal Year, means as to the
Borrower only, so long as the term
loan in the original principal
amount of $18,250,000 owed by DavCo
Restaurants, Inc. ("DavCo") to the
Lender remains outstanding and as
to the Borrower and the Guarantors
on a consolidated basis upon
repayment of all obligations
related to such loan:  (Net Income
+ Depreciation + Amortization) -
(Current Portion of Long Term Debt
+ Current Portion of Capital
Leases).  Since the portion of
Excess Cash Flow received by the
Lender will be applied as a
prepayment, except as provided in
the following sentence, there will
be no postponement of, or reduction
in, regularly scheduled monthly
principal payments as a consequence
of the receipt by the Lender of any
Excess Cash Flow.  The Lender shall
apply ten percent (10%) of the
payment of Excess Cash Flow
received by the Lender for each
Fiscal Year as a credit against
regularly scheduled monthly
principal payments during the
following Fiscal Year, unless
otherwise instructed by the
Borrower.

          Section 2.1.6  Prepayment.

               (a)  Any portion of
the Loan bearing interest at the
Floating Rate may be prepaid in
whole or in part at any time
without premium or other charge
whatsoever.

               (b)  The Borrower
may prepay any portion of the Loan
bearing interest at a Fixed Rate in
whole or in part, provided all of
the following conditions are
satisfied:  (a) the Borrower gives
the Lender five (5) Business Days
(i) prior written notice of the
prepayment or (ii) telephonic
notice followed by written notice
(which may be facsimile
transmission), signed by a
Responsible Officer, and (b) the
Borrower pays a prepayment fee to
the Lender together with the
prepayment, with such prepayment
fee computed as set forth below,
and, in addition, the Borrower pays
the Lender an administrative charge
of $300 per prepayment, and (c)
only one prepayment in whole or in
part may be made during any
Interest Period.

     The prepayment fee shall be
due and payable in connection with
all such prepayments in whole or in
part, from whatever sources,
including, but not limited to,
payments made at the voluntary
election of the Borrower, payments
made as a result of the
acceleration of the Loan by the
Lender, or payments made as a
result of the sale of any
collateral securing the Loan.
There shall be no prepayment fee if
prepayment is made on the last day
of an Interest Period.

     The prepayment fee shall be
equal to (i) if the Base Rate
(hereinafter defined) is less than
the Fixed Rate then in effect (the
"Applicable Rate"), an amount equal
to the Rate Differential
(hereinafter defined) multiplied by
the amount being prepaid, divided
by 360, multiplied by the number of
days between the date of the
receipt of such prepayment and the
end of the applicable Interest
Periods for which the Fixed Rate in
question will be in effect, or (ii)
if the Base Rate is greater than
the Applicable Rate, an amount
equal to one percent (1%) of the
amount being prepaid.

     As used herein, the term:

          "Base Rate" means a per
annum rate of interest equal to the
yield to maturity of non-callable
debt obligation of the United
States Treasury offered the day
preceding any prepayment made
hereunder, and having a maturity
date nearest in time to the end of
the applicable Interest Period,
plus two percent (2%) per annum.
The maturity date and yield to
maturity of the applicable United
States Treasury obligation shall be
determined on the basis of
quotations published in The Wall
Street Journal on the date of such
prepayment, or from such other
source as the Lender, in its sole
discretion, shall deem appropriate.


           "Rate Differential"
means the difference between the
Applicable Rate and the Base Rate.

     The prepayment fee is not a
penalty but indemnification and
fair compensation to the Lender for
loss suffered by the Lender by
reason of such prepayment.

          SECTION 2.2.  General
Financing Provisions.

          Section 2.2.1
Computation of Interest.  Unless
otherwise expressly set forth
herein, all interest shall be
calculated on the basis of a year
of three hundred and sixty (360)
days for the actual number of days
elapsed.  Any change in the inter-
est rate on any of the Obligations
resulting from a change in the
Index shall become effective as of
the opening of business on the day
on which such change in the Index
is announced.

          Section 2.2.2  Payments.
All payments of the Obligations
shall be paid by the Borrower
without setoff or counterclaim to
the Lender at the Lender's office
specified in Section 7.3 hereof in
immediately available funds not
later than 2:00 p.m. (Baltimore,
Maryland time) on the due date of
such payment.  Alternatively, at
its sole discretion, the Lender may
charge any deposit account of the
Borrower at any of the Lender's
offices or any affiliate's offices
with all or any part of any amount
due hereunder to the extent that
the Borrower has not otherwise
tendered payment to the Lender;
provided that, so long as no Event
of Default has occurred, the Lender
will not charge any such accounts
until a period of ten (10) days has
elapsed from the date the payment
in question was due.  Unless
expressly provided to the contrary
in the Note, all payments shall be
first applied to any late charges,
second to any Enforcement Costs,
third to any prepayment fees,
fourth to any and all accrued and
unpaid interest on the applicable
Obligations, and then to principal
of the applicable Obligations, all
in such order and manner as shall
be determined by the Lender in its
sole and absolute discretion.
Prepayments of the Loan shall be
applied first to the balloon
payment due at maturity and,
thereafter, to the principal
installments in the inverse order
of their maturity.  The Borrower
hereby authorizes the Lender at any
time and from time to time to set
off, appropriate and apply any of
the Borrower's items on deposit
with the Lender to cover principal
of, and/or interest on the Loan,
Fees and/or Enforcement Costs, all
as when due and payable.

      ARTICLE III

   REPRESENTATIONS AND WARRANTIES

          SECTION 3.1.
Representations and Warranties.
The Borrower represents and
warrants to the Lender as follows:

          Section 3.1.1.
Subsidiaries.  The only
Subsidiaries of the Borrower are
those indicated on EXHIBIT "B"
attached hereto and made a part
hereof.  Each Subsidiary is a
Wholly Owned Subsidiary unless
otherwise disclosed on EXHIBIT B,
which correctly indicates the
nature and amount of the Borrower's
ownership interests therein.

          Section 3.1.2.  Good
Standing.  The Borrower and each of
its Subsidiaries is a corporation,
duly organized and existing, in
good standing, under the laws of
the state of its incorporation and
has the corporate power to own its
property and to carry on its bus-
iness as now being conducted and is
duly qualified to do business and
is in good standing in each
jurisdiction in which the character
of the properties owned or leased
by it therein or in which the
transaction of its business makes
such qualification necessary.

          Section 3.1.3.  Corporate
Authority.  The Borrower has full
power and authority to enter into
this Agreement, to make the borrow-
ings hereunder, to execute and
deliver the Note and the other
Financing Documents to which it is
a party and to incur the Obliga-
tions and perform the other
obligations provided for herein, in
the Note, and in the other
Financing Documents to which it is
a party, all of which have been
duly authorized by all proper and
necessary corporate action.  No
consent or approval of shareholders
of, or lenders to, the Borrower and
no consent, approval, filing or
registration with or notice to any
Governmental Authority on the part
of the Borrower is required as a
condition to the validity of this
Agreement or the Note or the other
Financing Documents or the
performance by the Borrower of its
obligations hereunder or
thereunder.

          Section 3.1.4.  Binding
Agreements.  This Agreement
constitutes, and the Note and each
of the other Financing Documents,
when issued and delivered pursuant
hereto, will constitute, the valid
and legally binding obligations of
the Borrower enforceable against
the Borrower in accordance with
their respective terms, subject,
however, to applicable bankruptcy,
insolvency, reorganization,
moratorium and other similar laws
affecting creditors' rights
generally and the exercise of
judicial discretion in accordance
with general principles of equity.

          Section 3.1.5.
Litigation.  Except as otherwise
disclosed to the Lender on EXHIBIT
"C" attached hereto and made a part
hereof, there are no proceedings or
investigations pending or, so far
as the officers of the Borrower
signing this Agreement know,
threatened before any court or
arbitrator or before or by any
Governmental Authority which, in
any one case or in the aggregate,
would reasonably be expected to
have a material adverse effect on
the business, properties, condition
(financial or otherwise) or opera-
tions, present or prospective, of
the Borrower or any Subsidiary.

          Section 3.1.6.  No
Conflicts.  There is no statute,
regulation, rule, order or
judgment, no charter, by-law or
preference stock provision of the
Borrower, and no provision of any
mortgage, indenture, contract or
other agreement binding on  the
Borrower or affecting its
properties, which would prohibit,
or cause a default under or in any
way prevent the execution,
delivery, or carrying out of the
terms of this Agreement or of the
Note or of the other Financing
Documents to which the Borrower is
a party.

          Section 3.1.7.  Financial
Position.  The pro forma income
statement, balance sheets and notes
thereto of the Borrower and its
Subsidiaries, as of July 14, 1997
together with statements of profit
and loss and of surplus for the
period then ended heretofore
delivered to the Lender, are
complete and correct, in all
material respects, and fairly
present the financial position of
the Borrower and its Subsidiaries
and the results of their operations
and transactions in their surplus
account(s) as of the date and for
the period referred to and have
been prepared in accordance with
GAAP applied on a consistent basis
throughout the period involved,
except for lack of footnotes and
subject to normal year-end
adjustments.  There are no
Liabilities (of the type required
to be reflected on balance sheets
prepared in accordance with GAAP),
direct or indirect, fixed or
contingent, of the Borrower or its
Subsidiaries, as of the date of
such balance sheet which are not
reflected therein or in the notes
thereto.  There has been no
material adverse change in the
financial condition or operations
of the Borrower or its
Subsidiaries, since the date of
such balance sheet (and to the
Borrower's knowledge, no such
material adverse change is pending
or threatened), and neither the
Borrower nor any Subsidiary has
guaranteed the obligations of, or
made any investment in or loans to,
any Person except as disclosed in
such balance sheet.

          Section 3.1.8.  No
Default.  Neither the Borrower nor
any of its Subsidiaries is in
default under or with respect to
any obligation under any agreement
to which the Borrower or any
Subsidiary is a party in any
respect which could reasonably be
expected to have a material adverse
effect on the business, operations,
property or financial condition of
the Borrower, or which could
reasonably be expected to have a
material adverse effect on the
ability of the Borrower to perform
its obligations under this
Agreement, the Note, or the other
Financing Documents, to which the
Borrower is a party.  No Default or
Event of Default has occurred and
is continuing.

          Section 3.1.9.  Title to
Properties.  The Borrower and each
of its Subsidiaries has good and
marketable title to its material
properties and assets.  Such
properties and assets are subject
to no Lien of any kind, except for
Permitted Liens (hereinafter
defined) and the Borrower and each
of its Subsidiaries has legal,
enforceable and uncontested rights
to use freely such material
property and assets.  Any and all
obligations to pay royalties or
other charges with respect to such
properties and assets are properly
reflected on the financial
statements described in Section
3.1.7 hereof.  "Permitted Liens"
means:  (a) Liens for Taxes not
delinquent or which are being
diligently contested in good faith
and by appropriate proceedings,
provided, that, the Borrower shall
have set aside on its books
adequate reserves therefor; (b)
deposits or pledges to secure
obligations under workers' compen-
sation, social security or similar
laws, or under unemployment
insurance; (c) statutory Liens
under Articles 2 or 4 of the
Uniform Commercial Code of any
jurisdiction; (d) judgment Liens to
the extent the entry of such
judgment does not constitute an
Event of Default under the terms of
this Agreement; (e) attachments on
original process to the extent that
such attachments are discharged or
dismissed in a prompt and
commercially reasonable manner; (f)
this Agreement and the Pledge
Agreement; (g) leases and subleases
of property to third parties; (h)
liens arising by statute or common
law so long as payment or
performance of the obligation
secured is not in default; (i)
grants of customary easements and
rights-of-way; (j) mortgages and
deeds of trust covering real
property owned by the Borrower and
its Subsidiaries (to the extent not
in violation of other provisions of
this Agreement); (k) liens created
in connection with the acquisition
of properties (to the extent not in
violation of other provisions of
this Agreement); and (l) such other
Liens, if any, as are set forth on
EXHIBIT "D" attached hereto and
made a part hereof.

          Section 3.1.10.  Taxes.
The Borrower and its Subsidiaries
have filed, or have obtained effec-
tive extensions for the filing of,
all Federal, state and other tax
returns which are required to be
filed, and have paid all taxes
shown as due on said returns and
all assessments, fees and other
amounts due, except to the extent
that such Taxes are being contested
in good faith and in an appropriate
manner.  All tax liabilities of the
Borrower and its Subsidiaries were
as of the date of the financial
statements referred to in Section
3.1.7 hereof, and are now, ade-
quately provided for on the books
of the  Borrower.  No tax liability
has been asserted by the Internal
Revenue Service or any state or
local authority against the
Borrower for taxes in excess of
those already paid.

          SECTION 3.1.11.
Regulations U and X and Use of
Loan.  The Borrower is not engaged
principally, or as one of its
important activities, in the
business of extending credit for
the purpose of purchasing or
carrying margin stock (within the
meaning of Regulation U of the
Board of Governors of the Federal
Reserve System).  No part of the
proceeds of the Loan will be used
to purchase or carry any margin
stock or to extend credit to others
for such purpose if as a result
thereof there would be a violation
of said Regulation U or Regulation
X of such Board of Governors.

          Section 3.1.12.
Investment Company Act.  The
Borrower is not an investment
company within the meaning of the
Investment Company Act of 1940, as
amended, nor is it, directly or
indirectly, controlled by or acting
on behalf of any Person which is an
investment company within the
meaning of such Act.

          Section 3.1.13.  ERISA.
The Borrower has not incurred any
accumulated funding deficiency
within the meaning of ERISA which
is material or any material
liability to the PBGC in connection
with any employee benefit plan (as
defined in Section 3 of ERISA)
established or maintained by the
Borrower.

          Section 3.1.14.
Compliance with Laws.  Neither the
Borrower nor any Subsidiary is in
violation of any applicable Laws of
any Governmental Authority (includ-
ing, without limitation, any Laws
relating to employment practices or
to environmental, occupational and
health standards and controls) or
order of any court or arbitrator,
the violation of which, considered
in the aggregate, could reasonably
be expected to have a material
adverse effect on the business,
operations or properties of the
Borrower.

          SECTION 3.1.15.  Patents,
Trademarks, Etc.  The Borrower
owns, possesses, or has the right
to use the patents, patent rights,
licenses, trademarks, trademark
rights, trade names, trade name
rights, copyrights and franchises
currently used in conducting its
business, without known conflict
with any patent, patent right, li-
cense, trademark, trademark right,
trade name, trade name right,
copyright or franchise right of any
other Person.

          Section 3.1.16.  Full
Disclosure.  Neither the financial
statements referred to in Section
3.1.07 nor any of the Financing
Documents, nor any certificate or
statement furnished by the Borrower
in connection with the Financing
Documents, contains any untrue
statement of a material fact or,
when such financial statements,
Financing Documents, statements,
reports and certificates are taken
in their entirety, omits to state a
material fact necessary to make the
statements contained therein or
herein not misleading as of the
date hereof.  There is no fact
known to the Borrower or which
should be known to the Borrower
which the Borrower has not
disclosed to the Lender in writing
prior to the date of this Agreement
with respect to the transactions
contemplated by the Financing
Documents which materially and
adversely affects or in the future
could, in the reasonable opinion of
the Borrower materially adversely
affect the condition, financial or
otherwise, results of operations,
business, or assets of the
Borrower.

          Section 3.1.17.  Presence
of Hazardous Materials or Hazardous
Materials Contamination.  Neither
Borrower nor any Subsidiary has
transferred, stored or dumped
Hazardous Materials on any real
property owned or controlled by
Borrower or such Subsidiary or for
which Borrower or such Subsidiary
is responsible.  To the best of
Borrower's knowledge, no Hazardous
Materials are located on any real
property owned or controlled by the
Borrower or for which the Borrower
or any Subsidiary is responsible.
To the best of Borrower's
knowledge, no such property has
ever been used as a manufacturing,
storage, or dump site for Hazardous
Materials nor is any other property
affected by Hazardous Materials
Contamination.

          SECTION 3.2.  Survival;
Updates of Representations and
Warranties.  All representations
and warranties contained in or made
under or in connection with this
Agreement and the other Financing
Documents shall survive the Closing
Date and the making of the Loan.

         ARTICLE IV

   CONDITIONS PRECEDENT

          SECTION 4.1.  Conditions
to the Loan.  The making of the
Loan is subject to the fulfillment
of the following conditions
precedent in a manner satisfactory
to the Lender on or before the
Closing Date:

          Section 4.1.1  Good
Standing etc.  The Lender shall
have received a certificate of good
standing for the Borrower and its
Subsidiaries certified by the
Secretary of State, or other
appropriate governmental authority,
of the state of incorporation of
the Borrower and each Subsidiary.
The Lender shall have received a
Certificate of Qualification to do
business for the Borrower and each
Subsidiary certified by the
Secretary of State or other govern-
mental authority of each state in
which the Borrower or any such
Subsidiary conducts business.

          Section 4.1.2  Corporate
Proceedings of the Borrower.  The
Lender shall have received copies,
certified as of the Closing Date by
the Secretary or an Assistant
Secretary of the Borrower and of
the Guarantors of the resolutions
of its Board of Directors authoriz-
ing (a) the execution, delivery and
performance of the Financing
Documents to which the Borrower or
the Guarantors are a party and (b)
the borrowings by the Borrower
hereunder, and (c) the Guaranty.

          Section 4.1.3  Incumbency
Certificates.  The Lender shall
have received certificates from the
Borrower and the Guarantors signed
by a duly authorized officer of the
Borrower and the Guarantors dated
as of the Closing Date, as to the
incumbency, authority and
signatures of the officers of the
Borrower and the Guarantors
authorized to sign on behalf of the
Borrower and the Guarantors those
Financing Documents to which either
of them is a party respectively.

          Section 4.1.4  Insurance
Certificate.  The Lender shall have
received an insurance certificate
in accordance with the provisions
of Section 5.1.5.

          Section 4.1.5  Consents,
Licenses, Approvals, Etc.  The
Lender shall have received copies
of all consents, licenses and
approvals, required in connection
with the execution, delivery,
performance, validity and
enforceability of the Financing
Documents, and such consents,
licenses and approvals shall be in
full force and effect.

          Section 4.1.6  Note;
Pledge Agreement and Guaranty.  The
Lender shall have received
originals of this Agreement, the
Note, the Pledge Agreement and the
Guaranty.

          Section 4.1.7  Opinion of
Counsel.  The Lender shall have re-
ceived the favorable opinion of
counsel for the Borrower and the
Guarantors in form satisfactory to
the Lender.

          Section 4.1.8  Stock
Certificates.  The Lender shall
have received original stock
certificates representing 100% of
the issued stock of the Borrower
together with a stock power
executed in blank and attached to
each certificate.

          Section 4.1.9  Other
Documents, Etc.  The Lender shall
have received such other
certificates, opinions, documents
and instruments confirmatory of or
otherwise relating to the
transactions contemplated hereby as
may have been reasonably requested
by the Lender.

          Section 4.1.10
Additional Matters.  All other
documents and legal matters in
connection with the transactions
contemplated by this Agreement and
the other Financing Documents shall
be satisfactory in form and
substance to the Lender and its
counsel.

          Section 4.1.11  Payment
of Fees.  The Lender shall have
received payment of any Fees due on
or before the Closing Date.

            ARTICLE V

      COVENANTS OF THE BORROWER

          SECTION 5.1.  Affirmative
Covenants.  So long as any of the
Obligations shall be outstanding
hereunder, the Borrower agrees with
the Lender as follows:

          Section 5.1.1.  Financial
Statements.  The Borrower will
furnish to the Lender:

          (a)  within ninety (90)
days after the close of each fiscal
year, annual consolidated and
consolidating financial statements
of the Borrower and the Guarantors
audited by an independent certified
public accountant acceptable to the
Lender with an unqualified opinion
according to GAAP;

          (b)  within forty five
(45) days after the end of each of
the first three (3) quarters during
the fiscal year, quarterly
consolidated and consolidating
financial statements in form and
substance acceptable to the Lender;

          (c)  promptly upon the
filing or making thereof, at least
one (l) copy of all financial
statements, reports, notices and
proxy statements sent by the
Borrower and the Guarantors to
their stockholders, and of all
regular and other reports filed by
the Borrower and the Guarantors
with any securities exchange or
with the Securities and Exchange
Commission;

          (d)  a covenant
compliance certificate signed by
the chief financial officer of the
Borrower quarterly at the same time
as the financial statements
described in paragraphs (a) and (b)
above are delivered to the Lender;
and

          (e)  as soon as
available, but in no event later
than the close of each fiscal year
a consolidated and consolidating
income statement budget for the
following fiscal year; and

          (f)  such other
information as is reasonably
requested by the Lender from time
to time.

All financial statements must be
certified as to accuracy by the
chief financial officer of the
Borrower.

          Section 5.1.2.
Recordkeeping, Rights of
Inspection, Field Examination, Etc.
The Borrower and its Subsidiaries
shall maintain (a) a standard
system of accounting in accordance
with GAAP, and (b) proper books of
record and account in which full,
true and correct entries are made
of all dealings and transactions in
relation to its properties,
business and activities. The
Borrower and its Subsidiaries shall
permit authorized representatives
of the Lender to visit and inspect
their properties, to review, audit,
check and inspect their books of
record and account and to make
abstracts and photocopies thereof
and to discuss the affairs,
finances and accounts of the
Borrower and its Subsidiaries with
their officers and directors and
their accountants, all at such
times during normal business hours
and other reasonable times and as
often as the Lender may reasonably
request.  The Borrower hereby
irrevocably authorizes and directs
all accountants and auditors
employed by the Borrower to exhibit
and deliver to the Lender copies of
any of the Borrower's financial
statements, trial balances,
management letters, or other
accounting records of any sort in
the accountant's or auditor's
possession, and to disclose to the
Lender any information they may
have concerning the Borrower's
financial status and business
operations.  The Borrower hereby
authorizes all Governmental
Authorities to furnish to the
Lender copies of reports or
examinations relating to the
Borrower, whether made by the
Borrower or otherwise.

          Section 5.1.3.  Conduct
of Business and Maintenance of
Existence, Compliance with Laws,
Etc.  The Borrower will, and will
cause each of its Subsidiaries to,
(a) do or cause to be done all
things necessary to preserve and to
keep in full force and effect their
corporate existence and material
rights and their franchises, trade
names, patents, trademarks and
permits which are necessary for the
continuance of their business, (b)
comply with all applicable Laws and
observe the valid requirements of
Governmental Authorities, the
noncompliance with or the nonobser-
vance of which could reasonably be
expected to materially interfere
with the performance of the
Borrower's  obligations hereunder
or the proper conduct of its
business.

          Section 5.1.4.
Preservation of Properties.  The
Borrower will, and will cause each
of its Subsidiaries to, at all
times (a) maintain, preserve,
protect and keep its properties,
whether owned or leased, in good
operating condition, working order
and repair (ordinary wear and tear
excepted), and from time to time
will make all proper repairs,
maintenance, replacements, addi-
tions and improvements thereto
needed to maintain such properties
in good operating condition,
working order and repair, and (b)
satisfy all of its Lease
Obligations and otherwise comply in
all material respects with the
provisions of all material leases
to which it is a party or under
which it occupies property so as to
prevent any loss or forfeiture
thereof or thereunder.

          Section 5.1.5.
Insurance.  The Borrower currently
maintains insurance coverages of
the types, amounts and with the
companies identified on Exhibit "E"
attached hereto, all of which the
Lender acknowledges to be
acceptable to the Lender.  The
Borrower will, and will cause each
of its Subsidiaries to, at all
times maintain the same or
comparable insurance with insurance
companies rated "A-XI" or better by
Best's Insurance Guide Rating and
such other insurance as is required
by applicable Laws.  The Borrower
shall deliver to the Lender on the
Closing Date (and thereafter on
each date there is a material
change in the insurance coverage) a
certificate of a Responsible
Officer of the Borrower containing
a detailed list of the insurance
then in effect and stating the
names of the insurance companies,
the types, the amounts and rates of
the insurance, dates of the
expiration thereof and the
properties and risks covered
thereby. Within thirty (30) days
after notice in writing from the
Lender, the Borrower will obtain
such additional insurance as the
Lender may reasonably request to
comply with the requirements of
this Section.

          Section 5.1.6.  Taxes.
Except to the extent that the
validity or amount thereof is being
contested in good faith and by
appropriate proceedings, the
Borrower and its Subsidiaries will
pay and discharge all Taxes prior
to the date when any interest or
penalty would accrue for the
nonpayment thereof.

          Section 5.1.7.  ERISA.
The Borrower and its Affiliates
will comply with the funding
requirements of ERISA with respect
to employee pension benefit plans
for its respective employees.  The
Borrower will not permit with
respect to any employee benefit
plan or plans covered by Title IV
of ERISA (a) any prohibited
transaction or transactions under
ERISA or the  Internal Revenue
Code, which results, or may result,
in any material liability of the
Borrower and Affiliates, or (b) any
reportable event under ERISA if,
upon termination of the plan or
plans with respect to which one or
more such reportable events shall
have occurred, there is or would be
any material liability of the
Borrower and Affiliates to the
PBGC.  Upon the Lender's request,
the Borrower will deliver to the
Lender a copy of the most recent
actuarial report, financial
statements and annual report com-
pleted with respect to any "defined
benefit plan", as defined in ERISA.

          Section 5.1.8.
Litigation.  The Borrower will
promptly notify the Lender of any
litigation instituted or threatened
against the Borrower, the
Guarantors or any Subsidiary of any
of them and of the entry of any
judgment or Lien against any of the
assets or properties of the
Borrower or any Subsidiary where
the claims against the Borrower or
any Subsidiary exceed Five Hundred
Thousand Dollars ($500,000.00) and
are not covered by insurance.

          Section 5.1.9.
Notification of Events of Default
and Adverse Developments.  The
Borrower will promptly notify the
Lender upon obtaining knowledge of
the occurrence of:

               (a)  any Event of
               Default;

               (b)  any Default;

               (c)  any event,
                    development or
                    circumstance
                    whereby the
                    financial
                    statements
                    furnished
                    hereunder fail
                    in any material
                    respect to
                    present fairly,
                    in accordance
                    with GAAP, the
                    financial
                    condition and
                    operational
                    results of the
                    Borrower;

               (d)  any judicial,
                    administrative
                    or arbitration
                    proceeding
                    pending against
                    the Borrower or
                    any Subsidiary
                    and any
                    judicial or
                    administrative
                    proceeding
                    known by the
                    Borrower to be
                    threatened
                    against it or
                    any Subsidiary
                    which could
                    reasonably be
                    expected to
                    have a material
                    adverse effect
                    on the finan-
                    cial condition
                    or operations
                    of the Borrower
                    or its
                    Subsidiaries
                    (present or
                    prospective);
                    and

               (e)  any other
                    development in
                    the business or
                    affairs of the
                    Borrower or any
                    Subsidiary
                    which could
                    reasonably be
                    expected to
                    have a material
                    adverse effect
                    on the
                    financial
                    condition or
                    operations of
                    the Borrower or
                    its
                    Subsidiaries
                    (present or
                    prospective);

in each case describing in detail
satisfactory to the Lender the
nature thereof and, in the case of
notification under clauses (a) and
(b), the action the Borrower
proposes to take with respect
thereto.

          Section 5.1.10.
Hazardous Materials; Contamination.
The Borrower agrees to (a) give
notice to the Lender immediately
upon the Borrower's acquiring
knowledge of the presence of any
Hazardous Materials on any property
owned or controlled by the Borrower
or for which the Borrower or any
Subsidiary is responsible or of any
Hazardous Materials Contamination
with a full description thereof;
(b) promptly comply with any Laws
requiring the removal, treatment or
disposal of Hazardous Materials or
Hazardous Materials Contamination
and provide the Lender with
satisfactory evidence of such
compliance; and (c) defend,
indemnify and hold harmless the
Lender and its agents, employees,
trustees, successors and assigns
from any and all claims which may
now or in the future (whether
before or after the termination of
this Agreement) be asserted as a
result of the presence of any
Hazardous Materials on any property
owned or controlled by the Borrower
or any Subsidiary for which the
Borrower or any Subsidiary is
responsible for any Hazardous
Materials Contamination.

          Section 5.1.11.  Tangible
Net Worth.  The Borrower must
maintain on a consolidated basis
with its parent corporation and all
subsidiaries of its parent
corporation, a Tangible Net Worth
(hereinafter defined) at all times,
tested initially as of the end of
the second fiscal quarter in the
Borrower's 1997 fiscal year, of at
least (a) $24,000,000 and (b) forty
percent (40%) of the aggregate
cumulative amount of consolidated
net income of the Borrower and the
Guarantors (but not deficit of
loss) for each fiscal year ending
September 27, 1997 and thereafter.
The term "Tangible Net Worth" means
total stockholder's equity less
goodwill and other intangibles as
they arise, calculated on a
consolidated basis for the Borrower
and the Guarantors.  For the
purpose of calculation of this
covenant, franchise rights shall be
considered a tangible asset.

          Section 5.1.12 Cash Flow
Coverage.  The Borrower must
maintain on a consolidated basis
with its parent corporation and all
subsidiaries of its parent
corporation, tested on a rolling
four-quarter basis as of the last
day of each fiscal quarter, a Cash
Flow Coverage Ratio (hereinafter
defined) equal to or greater than
1.75 to 1.0.  The Cash Flow
Coverage Ratio shall be calculated
as follows:

      Net Income + Interest + Taxes + Depreciation + Amortization
      ___________________________________________________________
      CPLTD + CP capital leases + Interest

     all calculated on a
     consolidated basis with
     its parent corporation
     and all subsidiaries of
     its parent corporation,
     provided that CPLTD shall
     not include the balloon
     payment of the Southern
     Hospitality Corporation,
     a corporation organized
     and existing under the
     laws of the State of
     Tennessee ("SHC") term
     loan in the original
     principal amount of
     $18,250,000 due September
     19, 1999 or any balloon
     payment due under the
     Revolving Credit Facility
     owed by the Guarantors
     and the Borrower to the
     Lender.

          Section 5.1.13 Ratio of
EBITDA to Liabilities. The Borrower
must maintain on a consolidated
basis with its parent corporation
and all subsidiaries of its parent
corporation, tested on a rolling
four-quarter basis as of the last
day of each fiscal quarter, an
EBITDA to Liabilities Ratio
(hereinafter defined) equal to or
greater than .25 to 1.0.  The
EBITDA to Liabilities Ratio shall
be calculated as follows:

      Net Income + Interest + Taxes + Depreciation + Amortization
      ___________________________________________________________
             Liabilities


          Section 5.1.14 Ratio of
Liabilities to Tangible Net Worth.
The Borrower must maintain on a
consolidated basis with its parent
corporation and all subsidiaries of
its parent corporation at all times
for each period indicated a ratio
of  Liabilities divided by Tangible
Net Worth of no greater than 4.5 to
1.0.

          Section 5.1.15 Facility
Fee.  In addition to the Loan Fee
described below, and as additional
consideration for the Lender's
providing the Loan, beginning on
and including the date which is one
(1) year from the Closing Date and
each and every year thereafter on
such date during the term of the
Loan, the Borrower shall pay the
Lender a facility fee equal to one
quarter of one percent (1/4%) of
the principal amount outstanding
under the Loan on such date (the
"Facility Fee").

          Section  5.1.16  Loan
Fee. In consideration for the
Lender's providing the Loan, the
Borrower shall pay the Lender a
loan fee of $62,500 (the "Loan
Fee") on or before the date of
execution of this Agreement.  The
Loan Fee is fully earned and is
non-refundable.

          Section 5.1.17 Agency
Fee.  Beginning on and including
the date which is one (1) year from
the Closing Date and each and every
year thereafter on such date during
the term of the Loan, the Borrower
shall pay the Lender an agency fee
(the "Agency Fee").  The Agency Fee
shall be equal to one-eighth of one
percent (1/8%) of the principal
amount outstanding under the Loan
on the date such Agency Fee is due.

          Section 5.1.18 Late
Charge; Default Interest.  Upon the
occurrence and during the
continuance of an Event of Default
under the Loan, the rate of
interest applicable to the Loan
shall be increased to a rate that
is two percent (2%) per annum in
excess of the otherwise applicable
rate.  In addition, the Borrower
shall pay a late charge equal to
five percent (5%) of any payment of
principal and/or interest
(including, without limitation, the
final installment of principal and
interest due at maturity) that is
not paid within fifteen (15) days
of the date due.

          Section 5.1.19  Business
of Borrower and Guarantors.  The
primary business of the Borrower
shall consist of the operation of
"Friendly's Restaurants" and the
primary business of the Guarantors
shall consist of the operation of
"Wendy's Restaurants".

          SECTION 5.2.  Negative
Covenants.  So long as any of the
Obligations shall be outstanding
hereunder, the Borrower agrees with
the Lender that neither the
Borrower nor any of the Guarantors
shall:

          Section 5.2.1.  Merger,
Acquisition or Sale of Assets;
Subsidiaries.  Without the prior
written consent of the Lender,  the
Borrower will not enter into any
merger or consolidation or  amalga-
mation, windup or dissolve itself
(or suffer any liquidation or
dissolution), or acquire all or
substantially all of the assets or
business of any Person, or convey,
sell, lease, assign, lien, transfer
or otherwise dispose of its assets,
properties or business (including,
without limitation, transfers to
any Subsidiary or joint venture in
which the Borrower or any
Subsidiary has an interest), or
permit any Subsidiary to do any of
the foregoing, except with respect
to any such Subsidiary, in the
ordinary course of business;
provided, however, the Borrower may
make acquisitions or dispositions
provided that (a) the Borrower
shall have notified the Lender
prior to making any acquisition or
dispositions for a value of
$5,000,000 or more, and (b) the
Borrower shall have obtained the
Lender's prior consent, which
consent shall not be unreasonably
withheld, for each acquisition or
disposition for a value of
$7,500,000 or more.

          Section 5.2.2.
Prohibition on Hazardous Materials.
The Borrower shall not place,
manufacture or store or permit to
be placed, manufactured or stored
any Hazardous Materials on any
property owned or controlled by the
Borrower or any Subsidiary or for
which the Borrower or any
Subsidiary is responsible.

          Section 5.2.3.
Subsidiaries.  The Borrower shall
not create any Subsidiaries without
the prior written consent of the
Lender, which consent will not be
unreasonably withheld or delayed.

          Section 5.2.4.  Liens.
Create, incur, assume or suffer to
exist any Lien upon any of its
properties or assets, whether now
owned or hereafter acquired or
agree with or for the benefit of
any person, other than the Lender,
that the Borrower will  create,
incur, assume or suffer to exist
any Lien upon any of its properties
or assets, whether now owned or
hereafter acquired.

          Section 5.2.5.  Unsecured
Indebtedness.  The Borrower shall
not incur any "unsecured
indebtedness for borrowed money" in
excess of $18,000,000 (either
directly or through any permitted
Subsidiary) without the prior
written consent of the Lender.
Such $18,000,000 limit includes
outstanding balances under the
revolving credit facility extended
by the Lender to the Borrower and
the Guarantors pursuant to a
Financing  Agreement of even date
herewith by and between the
Borrower, the Guarantors and the
Lender (the "Line of Credit").  A
commitment to lend shall not
constitute the incurring of
unsecured indebtedness; rather,
unsecured indebtedness shall be
incurred only at such time as
moneys are actually borrowed by the
Borrower or any Subsidiary.  The
Borrower agrees to give the Lender
notice prior to the date the
Borrower or its parent corporation
or any subsidiary of its parent
corporation accepts any commitment
to provide unsecured indebtedness.
In the event the Borrower desires
to obtain a committed unsecured
credit facility pursuant to which
loans may be made from time to time
(as opposed to a single loan
advanced in full at its closing),
the provider of such credit
facility, if deemed necessary by
the Lender, must enter into an
intercreditor agreement acceptable
to the Lender prior to the date the
facility closes.  In addition, the
following restrictions shall apply
with respect to unsecured
indebtedness for borrowed money of
any nature (whether provided as a
single loan, a series of loans, as
part of a committed credit facility
or otherwise):  (i) the outstanding
principal balance of the Line of
Credit shall at all times be at
least equal to the aggregate
outstanding principal balance of
all other unsecured indebtedness,
and (ii) in obtaining other
unsecured indebtedness, the
Borrower, its parent corporation
and the subsidiaries of its parent
corporation will not agree to terms
with any other lender that are more
favorable to such lender than the
terms of the Line of Credit or that
would treat any such lender on a
preferred basis, and (iii) with
respect to a single loan not
obtained pursuant to a commitment
to lend as described above, the
Borrower must notify the Lender of
the amount of the loan and the
identity of the lender within 30
days after obtaining the loan.
"Unsecured indebtedness for
borrowed money" includes, without
limitation, (i) all indebtedness
for borrowed money which is not
fully secured, and (ii) any such
indebtedness guaranteed by the
Borrower or for which the Borrower
is otherwise contingently liable.

            ARTICLE VI

        DEFAULT AND RIGHTS AND REMEDIES

          SECTION 6.1.  Default.
The occurrence of any one or more
of the following events shall
constitute a default ("Default")
under the provisions of this
Agreement:

          Section 6.1.1.
Payment of Obligations.  The
failure of the Borrower to pay any
of the Obligations as and when due
and payable in accordance with the
provisions of this Agreement, the
Note and/or any of the other
Financing Documents.

          Section 6.1.2.  Perform,
etc. Certain Provisions of  this
Agreement.  The failure of the
Borrower to perform, observe or
comply with any of the provisions
of Sections 5.1.9, 5.1.10, 5.1.11,
5.1.12, 5.1.13, 5.1.14 or 5.1.19
hereof or of Section 5.2 of this
Agreement.

          Section 6.1.3.  Perform,
etc. Other Provisions of this
Agreement.  The failure of the
Borrower to perform, observe or
comply with any of the provisions
of this Agreement other than those
covered by Section 6.1.1 and 6.1.2
hereof, and such failure is not
cured to the satisfaction of the
Lender within a period of thirty
(30) days after the date of written
notice thereof by the Lender to the
Borrower.

          Section 6.1.4.
Representations and Warranties.  If
any representation and warranty
contained herein or in any
statement or representation made in
any officer's certificate or in any
other information at any time given
by or on behalf of the Borrower or
any Subsidiary or furnished in
connection with this Agreement or
any of the other Financing
Documents shall prove to be false
or incorrect in any material
respect on the date made.

          Section 6.1.5.  Default
under Other Financing Documents.
The occurrence of a default under
the provisions of the Note, the
Security Documents or any of the
other Financing Documents which is
not cured within applicable cure
periods, if any.

          Section 6.1.6.
Liquidation, Termination, Dissolu-
tion, etc.  If the Borrower or any
of the Guarantors shall liquidate,
dissolve or terminate its existence
without the prior written consent
of the Lender.

          Section 6.1.7.  Default
under Other Indebtedness.  If the
Borrower or any of the Guarantors:

               (a)  defaults in any
     payment of the principal of or
     interest on any Indebtedness
     for Borrowed Money having a
     principal balance in excess of
     $500,000 beyond the period of
     grace, if any, provided in the
     instrument or agreement under
     which such indebtedness was
     created, or

              (b)  defaults in the
     observance or performance of
     any other agreement or
     condition relating to any such
     Indebtedness having a
     principal balance in excess of
     $500,000 or contained in any
     instrument or agreement
     evidencing, securing or
     relating thereto, or any other
     event shall occur the effect
     of which default or other
     event is to cause or to permit
     the holder or holders of such
     indebtedness or beneficiary or
     beneficiaries of such indebt-
     edness (or a trustee or agent
     on behalf of such holder or
     holders or beneficiary or
     beneficiaries) to cause, with
     the giving of notice, if
     required, such indebtedness to
     become due prior to its stated
     maturity.

          Section 6.1.8.  Inability
to Pay Debts, etc.  If the Borrower
or any of the Guarantors shall
admit in writing its inability
generally to pay its debts as they
mature or shall make any assignment
for the benefit of any of its
creditors.

          Section 6.1.9.
Bankruptcy.  If proceedings in
bankruptcy, or for reorganization
of the Borrower or any of the
Guarantors, or for the readjustment
of any of its debts, under the
Bankruptcy Code, as amended, or any
part thereof, or under any other
applicable laws, whether state or
federal, for the relief of debtors,
now or hereafter existing, shall be
commenced against or by the
Borrower or any of the Guarantors
and, except with respect to any
such proceedings instituted by the
Borrower or any of the Guarantors,
shall not be discharged within
sixty (60) days of commencement.

          Section 6.1.10.
Receiver, etc.  A receiver or
trustee shall be appointed for the
Borrower or any of the Guarantors
or for any substantial part of its
assets, or any proceedings shall be
instituted for the dissolution or
the full or partial liquidation of
the Borrower or any of the
Guarantors and, except with respect
to any such appointments requested
or instituted by the Borrower or
any of the Guarantors, such
receiver or trustee shall not be
discharged within sixty (60) days
of his appointment, and, except
with respect to any such
proceedings instituted by the
Borrower or any of the Guarantors,
such proceedings shall not be
discharged within sixty (60) days
of commencement.

          Section 6.1.11.
Friendly's Default.  A default
exists under any franchise,
trademark licensing, software
licensing, development, management,
operating or other agreement,
between the Borrower and any entity
relating to the Borrower's
development, management and/or
operation of Friendly's restaurants
such default remains uncured for a
period of thirty (30) days.

          Section 6.1.12. Guarantor
Obligations.  An Event of Default
(as defined therein) or any other
default occurs under the Guaranty
or any other document evidencing or
securing any obligations of the
Guarantors, or any of them, to the
Lender, whether now in existence or
hereafter incurred.

          Section 6.1.13.
Maintenance of Friendly's License
and Leases. If at any time (a) the
Borrower is prohibited from using
the "Friendly's" or "Friendly's
Restaurant" names or trademarks in
the Maryland, Delaware and Northern
Virginia area or (b) at any time
the Borrower's rights under
occupancy leases for any three (3)
restaurant locations purchased with
the Loan proceeds or any additional
location developed pursuant to the
development agreement by and
between the Borrower and Friendly's
or Friendly's Restaurants
Franchise, Inc. are terminated by
any Person or interfered with in
such a manner as to prohibit the
Borrower from operating a
"Friendly's Restaurant" at such
location.

          Section 6.1.14 Change in
Management. The persons holding the
positions of President and
Executive Vice President of DavCo
as of the date of this Agreement
shall change without the prior
written consent of the Lender and
individuals satisfactory to the
Lender are not installed in such
office(s) within one hundred and
eighty (180) days of the date of
the original change.

          Section 6.1.15 Default in
Other Obligations Owed to Lender.
The Borrower shall be in default
with respect to any obligations
owed to Lender, whether now in
existence or hereafter incurred.

          SECTION 6.2.  Rights and
Remedies, etc..

          Section 6.2.1.  General
Rights and Remedies.  Upon the
occurrence of a Default specified
in Sections 6.1.9 and 6.1.10, the
unpaid principal amount of the Note
(with accrued interest thereon) and
all other Obligations then out-
standing, shall immediately become
due and payable without further
action of any kind and without
presentment, demand, protest or
notice of any kind, all of which
are hereby expressly waived by the
Borrower.  If any other Default
shall occur hereunder, then in each
and every such case, the  Lender
may at any time thereafter while
such Default is continuing do any
one or more of the following:

               (a)  declare without
     notice to the Borrower the
     unpaid principal amount of the
     Note (with accrued interest
     thereon) and all other Obliga-
     tions to be immediately due
     and payable, whereupon the
     same shall forthwith become
     due and payable, without
     presentment, demand, protest
     or notice of  any kind, all of
     which the Borrower hereby
     expressly waives; and/or

               (b)  exercise any
     rights and remedies available
     to the Lender under this
     Agreement, the Note, the
     Security Documents, the other
     Financing Documents and appli-
     cable Laws.

          Section 6.2.2.
Enforcement Costs and Proceeds.
The Borrower agrees to pay to the
Lender all Enforcement Costs paid
or incurred by the Lender in
exercising any of its rights and
remedies available under the
provisions of this Agreement, or
any of the other Financing
Documents and applicable Laws.  All
Enforcement Costs, together with
interest thereon from the date
incurred or advanced until paid in
full shall accrue interest at a per
annum rate of interest equal at all
times to the Post- Default Rate and
shall be paid by the Borrower to
the Lender whenever demanded by the
Lender.

          Any proceeds of the
collection of the Obligations will
be applied by the Lender to the
payment of Enforcement Costs, and
any balance of such proceeds will
be applied by the Lender to the
payment of the remaining
Obligations (whether then due or
not), at such time or times and in
such order and manner of
application as the Lender may from
time to time in its sole discretion
determine.

          Section 6.2.3.
Performance by Lender.  If the
Borrower shall fail to pay the
Obligations or otherwise fail to
perform, observe or comply with any
of the conditions, covenants,
terms, stipulations or agreements
contained in this Agreement or any
of the other Financing Documents,
the Lender without notice to or
demand upon the Borrower and
without waiving or releasing any of
the Obligations or any Default, may
(but shall be under no obligation
to) at any time thereafter and
during the continuance of an Event
of Default, make such payment or
perform such act for the account
and at the expense of the Borrower,
and may enter upon the premises of
the Borrower for that purpose and
take all such action thereon as the
Lender may consider necessary or
appropriate for such purpose.  The
Borrower hereby appoints the Lender
or the Lender's designee as its
attorney in fact for the purposes
of effecting during the continuance
of a Default, any or all of the
provisions of this Section in the
Lender's name or in the name of the
Borrower such appointment being
coupled with an interest and being
irrevocable.  All acts of said
attorney are hereby ratified and
approved and said attorney or
designee shall not be liable for
any acts of omission or commission
nor for any error of judgment or
mistake, unless done maliciously.
All Enforcement Costs, together
with interest thereon from the date
of payment, advance or incurring
until paid in full at the Post-Default Rate, shall be paid by the
Borrower to the Lender on demand
and shall constitute and become a
part of the Obligations.

          Section 6.2.4.  Other
Remedies.  Upon the occurrence of
an Event of Default (and in
addition to all of its rights,
powers and remedies under this
Agreement), the Lender is
authorized to offset and apply to
all or any part of the Obligations
all moneys, credits and other
property of any nature whatsoever
of the Borrower now or at any time
hereafter in the possession of, in
transit to or from, under the
control or custody of, or on
deposit with, the Lender.

               ARTICLE VII

          MISCELLANEOUS

          SECTION 7.1.  Course of
Dealing; Amendment.  No course  of
dealing between the Borrower and
the Lender shall be effective to
amend, modify or change any
provision of this Agreement or the
other Financing Documents.  The
Lender shall have the right at all
times to enforce the provisions of
this Agreement and the other
Financing Documents in strict
accordance with the terms hereof
and thereof, notwithstanding any
conduct or custom on the part of
the Lender in refraining from so
doing at any time or times.  The
failure or delay of the Lender at
any time or times to enforce the
rights under such provisions,
strictly in accordance with the
same, shall not be construed as
having created a custom in any way
or manner contrary to specific
provisions of this Agreement or as
having in any way or manner
modified or waived the same.  This
Agreement and the other Financing
Documents may not be amended,
modified, or changed in any respect
except by an agreement in writing
signed by the Lender and the
Borrower.

          SECTION 7.2.  Waiver,
Cumulative Remedies.  The Lender
may, at any time and from time to
time, execute and deliver to the
Borrower a written instrument waiv-
ing, on such terms and conditions
as the Lender may specify in such
written instrument, any of the
requirements of this Agreement or
of the other Financing Documents or
any Default or Event of Default and
its consequences, provided, that
any such waiver shall be for such
period and subject to such condi-
tions as shall be specified in any
such  instrument.  In the case of
any such waiver, the Borrower and
the  Lender shall be restored to
their former positions prior to
such Default or Event of Default
and shall have the same rights as
they had hereunder.  No such waiver
shall extend to any subsequent or
other Default or Event of Default,
or impair any right consequent
thereto and shall be effective only
in the specific instance and for
the specific purpose for which
given.  The rights, powers and
remedies provided in this Agreement
and in the other Financing Docu-
ments are cumulative, may be
exercised concurrently or separate-
ly, may be exercised from time to
time and in such order as the
Lender shall determine, and are in
addition to, and not exclusive of,
rights, powers and remedies
provided by applicable Laws.
Without limiting the generality of
the foregoing, the Lender may:

          (a)  without reducing or
impairing the obligation of the
Borrower and without notice,
release or compromise with any
guarantor or other Person liable
for all or any part of the
Obligations under the Financing
Documents or otherwise; and

          (b)  without reducing or
impairing the obligations of the
Borrower and without notice
thereof:  (i) waive any provision
of this Agreement or the other
Financing Documents, (ii) exercise
or fail to exercise rights of set-off
or other rights, or (iii)
accept partial payments or extend
from time to time the maturity of
all or any part of the Obligations.

          SECTION 7.3.  Notices.
All notices, requests and demands
to or upon the parties to this
Agreement shall be deemed to have
been given or made when delivered
by hand, or five (5) days after the
date when deposited in the mail,
postage prepaid by registered or
certified mail, return receipt
requested, or, in the case of
telegraphic notice, when delivered
to the telegraphic company and when
properly transmitted, or when sent
by overnight courier when delivered
to such overnight courier, ad-
dressed as follows or to such other
address as may be hereafter
designated in writing by one party
to the other:

   Borrower:           1657 Crofton Boulevard
                       Crofton, Maryland 21114
                       Attn: Chief Financial Officer

   With copy to:       John B. Ward, Jr.
                       Mason, Ketterman & Morgan
                       300 East Lombard Street
                       Suite 1100
                       Baltimore, Maryland  21202

   Lender:             25 South Charles Street
                       Baltimore, Maryland 21201
                       Attn: Christopher A. Padgett
                             Vice President
                             Mail Code 101-560

    With copy to:       Kathleen M. Donahue
                        Miles & Stockbridge
                        10 Light Street
                        8th Floor
                        Baltimore, Maryland  21202

except in cases where it is
expressly herein provided that such
notice, request or demand is not
effective until received by the
party to whom it is addressed.

          SECTION 7.4.  Management
and Administration by Lender.  The
Borrower agrees to pay on demand
all documented out-of-pocket
losses, costs and expenses,
(including reasonable counsel fees
and documented out-of-pocket
expenses) of the Lender, in
connection with all waivers,
consents and amendments of this
Agreement and the other Financing
Documents requested by the
Borrower.  All of the advances,
expenditures, costs and expenses
described in this Section shall
bear interest payable on demand by
the Borrower from the date paid or
incurred until paid in full at the
Post-Default Rate.

          SECTION 7.5.
Consent to Jurisdiction, etc.  The
Borrower irrevocably submits to the
jurisdiction of any state or
federal court sitting in the State
of Maryland over any suit, action
or proceeding arising out of or
relating to this Agreement, the
Note or any of the other Financing
Documents.  The Borrower
irrevocably waives, to the fullest
extent permitted by law, any
objection that it may now or
hereafter have to the laying of the
venue of any such suit, action or
proceeding brought in any such
court and any claim that any such
suit, action or proceeding brought
in any such court has been brought
in an inconvenient forum.  Final
judgment in any such suit, action
or proceeding brought in any such
court shall be conclusive and
binding upon the Borrower and may
be enforced in any court to the
jurisdiction of which the Borrower
is subject, by a suit upon such
judgment, provided that service of
process is effected upon the
Borrower in one of the manners
specified in this Section or as
otherwise permitted by law.  The
Borrower hereby irrevocably desig-
nates and appoints John B. Ward,
Jr., Esquire, Mason, Ketterman &
Morgan, 300 East Lombard Street,
Suite 1100, Baltimore, Maryland
21202, as the Borrower's authorized
agent to receive on the Borrower's
behalf service of any and all
process that may be served in any
suit, action or proceeding of the
nature referred to in this Section
In any state or federal court
sitting in the State of Maryland.
If such agent shall cease so to
act, the Borrower shall irrevocably
designate and appoint without delay
another such agent in the State of
Maryland satisfactory to the Lender
and shall promptly deliver to the
Lender evidence in writing of such
other agent's acceptance of such
appointment and its agreement that
such appointment shall be
irrevocable.  The Borrower hereby
consents to process being served in
any suit, action or proceeding of
the nature referred to in this
Section by (a) the mailing of a
copy thereof by registered or
certified mail, postage prepaid,
return receipt requested, to the
Borrower at the Borrower's address
designated in or pursuant to
Section 7.3 hereof, and (b) serving
a copy thereof upon the agent, if
any, designated and appointed by
the Borrower as the Borrower's
agent for service of process by or
pursuant to this Section.  The
Borrower irrevocably agrees that
such service shall be deemed in
every respect effective service of
process upon the Borrower in any
such suit, action or proceeding,
and shall, to the fullest extent
permitted by law, be taken and held
to be valid personal service upon
the Borrower.  Nothing in this
Section shall affect the right of
the Lender to serve process in any
manner otherwise permitted by law
or limit the right of the Lender
otherwise to bring proceedings
against the Borrower in the courts
of any jurisdiction or juris-
dictions.

          SECTION 7.6.  Waiver of
Trial by Jury.  The Borrower and
the Lender hereby jointly and
severally waive trial by jury in
any action or proceeding to which
the Borrower and the Lender may be
parties, arising out of or in any
way pertaining to (a) this
Agreement, or (b) any of the
Financing Documents.  This waiver
constitutes a waiver of trial by
jury of all claims against all
parties to such actions or pro-
ceedings, including claims against
parties who are not parties to this
Agreement.

          This waiver is knowingly,
willingly and voluntarily made by
the Borrower and the Lender, and
the Borrower and the Lender hereby
represent that no representations
of fact or opinion have been made
by any individual to induce this
waiver of trial by jury or to in
any way modify or nullify its
effect.  The Borrower and the
Lender further represent that they
have been represented in the
signing of this Agreement and in
the making of this waiver by
independent legal counsel, selected
of their own free will, and that
they have had the opportunity to
discuss this waiver with counsel.

          SECTION 7.7.   Costs and
Expenses.  The Borrower agrees to
pay:

          (a)  Upon being billed
therefor, all reasonable documented
out-of-pocket costs and expenses of
the Lender in connection with the
preparation, execution and delivery
of this Agreement and the other
Financing Documents, including the
reasonable fees and documented out-of-pocket expenses of counsel for the Lender.

          (b)  Upon demand any and
all stamp and other taxes and fees
payable or determined to be payable
in connection with the execution
and delivery of this Agreement, the
Note, the Security Documents and
the other Financing Documents.  The
Borrower also agrees to save the
Lender harmless from and against
any and all liabilities with
respect to or resulting from any
delay in paying or omission to pay
such taxes or fees.

          All costs, expenses,
taxes and fees described in this
Section shall be part of the
Enforcement Costs and shall bear
interest, payable on demand by the
Borrower, from the date due until
paid in full at the Post-Default
Rate.

          SECTION 7.8.
Severability.  In case one or more
provisions contained in this
Agreement or in the other Financing
Documents shall be invalid, illegal
or unenforceable in any respect
under any law, the validity,
legality and enforceability of the
remaining provisions contained
herein and in the other Financing
Documents shall remain effective
and binding on the parties thereto
and shall not be affected or
impaired thereby.

          SECTION 7.9.  Assignment,
Etc.  The Lender may, without
notice to, or consent of, the
Borrower, sell, assign or transfer
to or participate with any Person
or Persons all or any part of the
Obligations (a "Transfer"), and
each such Person or Persons shall
have the right to enforce the
provisions of this Agreement, the
Note and any of the other Financing
Documents as fully as the Lender,
provided that the Lender shall
continue to have the unimpaired
right to enforce the provisions of
this Agreement, the Note and any of
the other Financing Documents as to
so much of the Obligations that the
Lender has not sold, assigned or
transferred and, provided further,
that the Lender shall not make a
Transfer if such Transfer would
result in an increase in the amount
of taxes or other costs incurred or
payable by the Borrower.  In
connection with the foregoing, the
Lender shall have the right to
divulge to any such actual or
potential purchaser, assignee,
transferee or participant all
information, reports, financial
statements and documents obtained
in connection with this Agreement,
the Note and any of the other
Financing Documents or otherwise,
provided, the Lender obtains
assurances of confidential
treatment of such information from
officers and agents of prospective
purchasers of, or participants in,
the Loan.

          SECTION 7.10.  Survival.
All representations, warranties and
covenants contained among the
provisions of this Agreement shall
survive the execution and delivery
of this Agreement, the Note and the
other Financing Documents.

          SECTION 7.11.  Binding
Effect.  This Agreement, the Note
and all other Financing Documents
shall be binding upon and inure to
the benefit of the Borrower and the
Lender and their respective
successors and assigns, except that
the Borrower shall not have the
right to assign its rights
hereunder or any interest herein
without the prior written consent
of the Lender.

          SECTION 7.12.  Applicable
Law.  The Borrower acknowledges and
agrees that the Financing
Documents, including this
Agreement, shall be governed by the
laws of the State of Maryland.

          SECTION 7.13.  Duplicate
Originals and Counterparts.  This
Agreement may be executed in any
number of duplicate originals or
counterparts, each of such
duplicate originals or counterparts
shall be deemed to be an original
and all taken together shall
constitute but one and the same
instrument.

          SECTION 7.14.  Exhibits
and Schedules.  Any exhibits and
schedules attached to this
Agreement are an integral part
hereof and are hereby incorporated
herein and included in the term
"this Agreement".

          SECTION 7.15.  Headings.
Article, Section and subsection
headings in this Agreement are
included herein for convenience of
reference only, shall not
constitute a part of this Agreement
for any other purpose and shall not
be deemed to affect the meaning or
construction of any of the
provisions hereof.

     IN WITNESS WHEREOF, each of
the parties hereto have executed
and delivered this Agreement under
their respective seals as of the
day and year first written above.

WITNESS OR ATTEST:                 FRIENDCO RESTAURANTS, INC.


/S/ D.J. Norman                    By:/S/ Charles C. McGuire III(Seal)
                                      Name:
                                      Title:

WITNESS:                           THE FIRST NATIONAL BANK OF MARYLAND


/S/ Sean M. Sands                  By:/S/ Christopher A. Padgett(Seal)
                                      Christopher A. Padgett
                                      Vice President


                        FINANCING STATEMENT


TO BE RECORDED WITH THE MARYLAND
STATE DEPARTMENT OF ASSESSMENTS &
TAXATION

     This Financing Statement is
presented to a Filing Officer
pursuant to the Maryland Uniform
Commercial Code.

     1.   NAME AND ADDRESS         DAVCO RESTAURANTS, INC.
          OF DEBTOR:               1657 Crofton Boulevard
                                   Crofton, Maryland 21114

     2.   NAME AND ADDRESS         THE FIRST NATIONAL BANK OF MARYLAND
          OF SECURED PARTY:        25 South Charles Street
                                   Baltimore, Maryland 21201
                                   Attn: Christopher A. Padgett
                                         Mail Code 101-560

     3.   Debtor's principal place
of business is in Anne Arundel
County, Maryland.

     4.   This Financing Statement
covers all right, title and
interest of the Debtor in and to
the following types (or items) of
property:

          (a)  100% of the shares
     of the capital stock (the
     "Stock") of Friendco
     Restaurants, Inc.;

          (b)  All stock rights,
     rights to subscribe, dividends
     (including, but not limited
     to, cash dividends, stock
     dividends, dividends paid in
     stock and liquidating
     dividends) and any other
     rights and property interests
     including, but not limited to,
     accounts, contract rights,
     instruments and general
     intangibles arising out of or
     relating to the Stock;

          (c)  All other or
     additional stock or other
     securities or property
     (including cash) paid or
     distributed in respect of the
     Stock by way of stock-split,
     spin-off, split-up,
     reclassification, combination
     of shares or similar corporate
     rearrangement;

          (d)  All other or
     additional stock or other
     securities or property
     (including cash) which may be
     paid or distributed in respect
     of the Stock by reason of any
     consolidation, merger,
     exchange of stock, conveyance
     of assets, liquidation or
     similar corporate
     reorganization; and

          (e)  All proceeds (both
     cash and non-cash) of the
     foregoing, whether now or
     hereafter arising under the
     foregoing.

     5.   The Debtor certifies that
no recordation tax is payable in
connection with the recording of
this Financing Statement.


DEBTOR:

DAVCO RESTAURANTS, INC.


By:/S/ Charles C. McGuire III
   Name:
   Title:


Filing Officer:  After recordation, please return this Financing
                 Statement to:

       Kathleen M. Donahue, Esq.
       Miles & Stockbridge
       A Professional Corporation
       10 Light Street, 8th Floor
       Baltimore, Maryland  21202